                                                                    Exhibit 99.2

                       PROASSURANCE CORPORATION, as Issuer



                           SOUTHTRUST BANK, as Trustee



                Up to $135,000,000 Aggregate Principal Amount of

                  3.90% Convertible Senior Debentures Due 2023





                                    INDENTURE

                            Dated as of July 7, 2003

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE.............................................................    1

         Section 1.1       Definitions...........................................................................    1

         Section 1.2       Incorporation by Reference of Trust Indenture Act.....................................    9

         Section 1.3       Rules of Construction.................................................................    9

         Section 1.4       Acts of Holders.......................................................................   10

ARTICLE II THE SECURITIES........................................................................................   11

         Section 2.1       Form and Dating.......................................................................   11

         Section 2.2       Execution and Authentication..........................................................   12

         Section 2.3       Registrar, Paying Agent, Conversion Agent and Bid Solicitation Agent..................   13

         Section 2.4       Paying Agent to Hold Cash and Securities in Trust.....................................   14

         Section 2.5       Securityholder Lists..................................................................   14

         Section 2.6       Transfer and Exchange.................................................................   14

         Section 2.7       Replacement Securities................................................................   15

         Section 2.8       Outstanding Securities; Determinations of Holders' Action.............................   16

         Section 2.9       Temporary Securities..................................................................   17

         Section 2.10      Cancellation..........................................................................   17

         Section 2.11      Persons Deemed Owners.................................................................   17

         Section 2.12      Additional Transfer and Exchange Requirements.........................................   18

         Section 2.13      CUSIP Numbers.........................................................................   23

         Section 2.14      Ranking...............................................................................   23

ARTICLE III REDEMPTION...........................................................................................   24

         Section 3.1       The Company's Right to Redeem; Notice to Trustee......................................   24

         Section 3.2       Selection of Securities to Be Redeemed................................................   24

         Section 3.3       Notice of Redemption..................................................................   25

         Section 3.4       Effect of Notice of Redemption........................................................   26

         Section 3.5       Deposit of Redemption Price...........................................................   26

         Section 3.6       Securities Redeemed in Part...........................................................   26

         Section 3.7       Repayment to the Company..............................................................   27

ARTICLE IV REPURCHASE OF SECURITIES..............................................................................   27

AT THE OPTION OF HOLDERS ON SPECIFIC DATES.......................................................................   27

         Section 4.1       Optional Put..........................................................................   27

         Section 4.2       The Company's Right to Elect Manner of Payment of Repurchase Price....................   30

         Section 4.3       Effect of Repurchase Notice; Withdrawal of Repurchase Notice..........................   32

         Section 4.4       Deposit of Repurchase Price...........................................................   32

         Section 4.5       Securities Repurchased in Part........................................................   33

         Section 4.6       Covenant to Comply With Securities Laws Upon Repurchase of Securities.................   33

         Section 4.7       Repayment to the Company..............................................................   34

ARTICLE V REPURCHASE AT THE OPTION OF HOLDERS UPON A CHANGE OF CONTROL...........................................   34

         Section 5.1       Change of Control Put.................................................................   34

         Section 5.2       The Company's Right to Elect Manner of Payment of Change of Control Repurchase
                           Price.................................................................................   37

         Section 5.3       Effect of Change of Control Repurchase Notice; Withdrawal of Change of Control
                           Repurchase Notice.....................................................................   40

         Section 5.4       Deposit of Change of Control Repurchase Price.........................................   40

         Section 5.5       Securities Repurchased in Part........................................................   41

         Section 5.6       Covenant to Comply With Securities Laws Upon Repurchase of Securities.................   41

         Section 5.7       Repayment to the Company..............................................................   42

ARTICLE VI COVENANTS.............................................................................................   42

         Section 6.1       Payment of Securities.................................................................   42

         Section 6.2       SEC and Other Reports to the Trustee..................................................   43

         Section 6.3       Compliance Certificate................................................................   43

         Section 6.4       Further Instruments and Acts..........................................................   43

         Section 6.5       Maintenance of Office or Agency of the Trustee, Registrar, Paying Agent and
                           Conversion Agent......................................................................   43

         Section 6.6       Delivery of Information Required Under Rule 144A......................................   44

         Section 6.7       Waiver of Stay, Extension or Usury Laws...............................................   44

         Section 6.8       Statement by Officers as to Default...................................................   44

ARTICLE VII SUCCESSOR CORPORATION................................................................................   45

         Section 7.1       When Company May Merge or Transfer Assets.............................................   45

ARTICLE VIII DEFAULTS AND REMEDIES...............................................................................   46

         Section 8.1       Events of Default.....................................................................   46

         Section 8.2       Acceleration..........................................................................   47

         Section 8.3       Other Remedies........................................................................   48

         Section 8.4       Waiver of Past Defaults...............................................................   48

         Section 8.5       Control by Majority...................................................................   48

         Section 8.6       Limitation on Suits...................................................................   49

         Section 8.7       Rights of Holders to Receive Payment or to Convert....................................   49

         Section 8.8       Collection Suit by Trustee............................................................   49

         Section 8.9       Trustee May File Proofs of Claim......................................................   50

         Section 8.10      Priorities............................................................................   50

         Section 8.11      Undertaking for Costs.................................................................   51

         Section 8.12      Restoration of Rights and Remedies....................................................   51

ARTICLE IX TRUSTEE...............................................................................................   51

         Section 9.1       Duties of Trustee.....................................................................   51

         Section 9.2       Rights of Trustee.....................................................................   53

         Section 9.3       Individual Rights of Trustee..........................................................   54

         Section 9.4       Trustee's Disclaimer..................................................................   54

         Section 9.5       Notice of Defaults....................................................................   55

         Section 9.6       Reports by Trustee to Holders.........................................................   55

         Section 9.7       Compensation and Indemnity............................................................   55

         Section 9.8       Replacement of Trustee................................................................   56

         Section 9.9       Successor Trustee by Merger...........................................................   57

         Section 9.10      Eligibility; Disqualification.........................................................   57

         Section 9.11      Preferential Collection of Claims Against Company.....................................   57

ARTICLE X DISCHARGE OF INDENTURE.................................................................................   58

         Section 10.1      Discharge of Liability on Securities..................................................   58

         Section 10.2      Repayment to the Company..............................................................   58

ARTICLE XI AMENDMENTS............................................................................................   58

         Section 11.1      Without Consent of Holders............................................................   58

         Section 11.2      With Consent of Holders...............................................................   59

         Section 11.3      Compliance with Trust Indenture Act...................................................   61

         Section 11.4      Revocation and Effect of Consents, Waivers and Actions................................   61

         Section 11.5      Notation on or Exchange of Securities.................................................   61

         Section 11.6      Trustee to Sign Supplemental Indentures...............................................   61

         Section 11.7      Effect of Supplemental Indentures.....................................................   62

ARTICLE XII CONVERSION...........................................................................................   62

         Section 12.1      Conversion Privilege..................................................................   62

         Section 12.2      Conversion Procedure; Conversion Rate; Fractional Shares..............................   63

         Section 12.3      Adjustment of Conversion Rate for Common Stock........................................   65

         Section 12.4      Consolidation or Merger of the Company................................................   74

         Section 12.5      Notice of Adjustment..................................................................   75

         Section 12.6      Notice in Certain Events..............................................................   76

         Section 12.7      Company To Reserve Stock: Registration; Listing.......................................   76

         Section 12.8      Taxes on Conversion...................................................................   77

         Section 12.9      Conversion After Record Date..........................................................   77

         Section 12.10     Company Determination Final...........................................................   78

         Section 12.11     Responsibility of Trustee for Conversion Provisions...................................   78

         Section 12.12     Unconditional Right of Holders to Convert.............................................   78

         Section 12.13     Cash Conversion Option................................................................   78

ARTICLE XIII PAYMENT OF INTEREST.................................................................................   80

         Section 13.1      Interest Payments.....................................................................   80

         Section 13.2      Defaulted Interest....................................................................   80

         Section 13.3      Interest Rights Preserved.............................................................   81

ARTICLE XIV CONTINGENT INTEREST..................................................................................   82

         Section 14.1      Contingent Interest...................................................................   82

         Section 14.2      Payment of Contingent Interest; Contingent Interest Rights Reserved...................   82

         Section 14.3      Bid Solicitation Agent................................................................   82

ARTICLE XV TAX TREATMENT.........................................................................................   82

         Section 15.1      Tax Treatment.........................................................................   82

         Section 15.2      Comparable Yield and Projected Payment Schedule.......................................   83

ARTICLE XVI MISCELLANEOUS........................................................................................   84

         Section 16.1      Trust Indenture Act Controls..........................................................   84

         Section 16.2      Notices...............................................................................   84

         Section 16.3      Communication by Holders with Other Holders...........................................   85

         Section 16.4      Certificate and Opinion as to Conditions Precedent....................................   85

         Section 16.5      Statements Required in Certificate or Opinion.........................................   85

         Section 16.6      Separability Clause...................................................................   86

         Section 16.7      Rules by Trustee, Paying Agent, Conversion Agent and Registrar........................   86

         Section 16.8      Legal Holidays........................................................................   86

         Section 16.9      Governing Law; Submission to Jurisdiction; Service of Process.........................   86

         Section 16.10     No Recourse Against Others............................................................   86

         Section 16.11     Successors............................................................................   87

         Section 16.12     Multiple Originals....................................................................   87

         Section 16.13     Benefits of Indenture.................................................................   87

                             CROSS REFERENCE TABLE*

TIA Section                                  Indenture Section
310(a)(1)............................................ 9.10
   (a)(2)............................................ 9.10
   (a)(3)............................................ N.A.
   (a)(4)............................................ N.A.
   (b)............................................... 9.8;9.10
   (c)............................................... N.A.
311(a)............................................... 9.11
   (b)............................................... 9.11
   (c)............................................... N.A.
312(a)............................................... 2.5
   (b)............................................... 16.3
   (c)............................................... 16.3
313(a)............................................... 9.6
   (b)(1)............................................ N.A.
   (b)(2)............................................ 9.6
   (c)............................................... 16.2
   (d)............................................... 9.6
314(a)............................................... 6.2; 6.3; 16.2
   (b)............................................... N.A.
   (c)(1)............................................ 16.4
   (c)(2)............................................ 16.4
   (c)(3)............................................ N.A.
   (d)............................................... N.A.
   (e)............................................... 16.5
   (f)............................................... N.A.
315(a)............................................... 9.1
   (b)............................................... 9.5; 16.2
   (c)............................................... 9.1
   (d)............................................... 9.1
   (e)............................................... 8.11
316(a)(last sentence)................................ 2.8
   (a)(1)(A)......................................... 8.5
   (a)(1)(B)......................................... 8.4
   (a)(2)............................................ N.A.
   (b)............................................... 8.7
317(a)(1)............................................ 8.8
   (a)(2)............................................ 8.9
   (b)............................................... 2.4
318(a)............................................... 16.1

                           N.A. means Not Applicable

--------------
   *Note: This Cross Reference Table shall not, for any purpose be deemed to be part of the Indenture.

         INDENTURE dated as of July 7, 2003 between PROASSURANCE CORPORATION, a Delaware corporation (the "Company"), and SouthTrust Bank, an Alabama banking corporation, as trustee (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 3.90% Convertible Senior Debentures due 2023:

                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1 DEFINITIONS


         "ADDITIONAL AMOUNTS" has the meaning set forth in the Registration Rights Agreement. All references herein or in the Securities to interest accrued or payable as of any date shall include any Additional Amounts accrued or payable as of such date as provided in the Registration Rights Agreement.

         "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGENT MEMBERS" has the meaning set forth in Section 2.1(b).

         "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

          "APPLICABLE STOCK" means (a) the shares of Common Stock, and (b) in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving Person, the capital stock or ordinary shares of such surviving Person or its direct or indirect parent entitled to vote generally in the election of directors of such Person.

         "BANKRUPTCY LAW" means Title 11, United States Code, or any similar Federal or State law for the relief of debtors.

         "BID SOLICITATION AGENT" has the meaning set forth in Section 2.3.

         "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of such board.

         "BOARD RESOLUTION" means a resolution of the Board of Directors.

         "BUSINESS DAY" means each day of the year other than a Saturday or a Sunday or other day on which banking institutions in the cities of New York, New York and Birmingham, Alabama are required or authorized by law or regulation to close.

         "CAPITAL STOCK" of any corporation or company means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation or the capital of that company.

         "CASH" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

         "CASH AMOUNT" has the meaning set forth in Section 12.13(a)(iii).

         "CASH SETTLEMENT AVERAGING PERIOD" has the meaning set forth in Section 12.13(a).

         "CASH SETTLEMENT NOTICE PERIOD" has the meaning set forth in Section 12.13(a).

         "CERTIFICATED SECURITIES" means Securities that are in substantially the form attached hereto as Exhibit A and that do not include the information called for by footnote 1 and 3 thereof.

         A "CHANGE OF CONTROL" will be deemed to have occurred at such time after the Securities are originally issued when any of the following events shall occur:

            (a) the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions, of 50% or more of the aggregate outstanding Voting Stock of the Company, other than any acquisition of Voting Stock of the Company by any Subsidiary or any of the Company's employee benefit plans;

            (b) the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions, of shares of the Capital Stock of the Company as a result of which:

               (i) the Common Stock ceases (or, upon consummation of or immediately following such transaction or event, will cease) to be listed on a United States national securities exchange or approved for quotation on the Nasdaq National Market or any similar United States system for automated dissemination of quotations of securities prices; or

               (ii) less than 20% of the outstanding shares of the Common Stock remain beneficially owned by persons other than 10% Stockholders; or

            (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new Directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved pursuant to a vote of a majority of the Directors then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

            (d) any consolidation or merger of the Company with or into any other person, any merger of another Person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the Company's properties and assets to another Person, other than:

               (i) any transaction: (A) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Company's Capital Stock; and (B) pursuant to which holders of the Company's Capital Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of the Voting Stock of the continuing or surviving Person immediately after giving effect to such issuance; and

               (ii) any merger, share exchange, transfer of assets or similar transaction solely for the purpose of changing the Company's jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock, if at all, solely into common stock, ordinary shares or American Depositary Shares of the surviving Person or a direct or indirect parent of the surviving Person.

         For the purposes of this definition of Change of Control, whether a person is a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act.

         "CHANGE OF CONTROL REPURCHASE DATE" has the meaning set forth in
Section 5.1(a)(i).

         "CHANGE OF CONTROL REPURCHASE NOTICE" has the meaning set forth in
Section 5.1(c).

         "CHANGE OF CONTROL REPURCHASE PRICE" has the meaning set forth in
Section 5.1(a)(i).

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" means the common stock, $0.01 par value per share, of the Company as that stock exists on the date of this Indenture or any other shares of Capital Stock of the Company into which such Common Stock shall be reclassified or changed.

         "COMPANY" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by any two Officers, at least one of whom is the Chief Executive Officer, the President or the Chief Financial Officer.

         "CONTINGENT INTEREST" has the meaning set forth in Section 14.1.

         "CONTINGENT INTEREST PERIOD" has the meaning set forth in Section 14.1.

         "CONVERSION AGENT" has the meaning set forth in Section 2.3.

         "CONVERSION NOTICE" has the meaning set forth in Section 12.2(b).

         "CONVERSION OBLIGATION" has the meaning set forth in Section 12.13(a).

         "CONVERSION PRICE" means, at any time, the dollar amount determined by dividing $1,000 divided by the Conversion Rate in effect at such time, rounded to two decimal places (rounded up if the third decimal place thereof is 5 or more and otherwise rounded down).

         "CONVERSION RATE" means the number of shares of Common Stock issuable upon the conversion of each 81,000 principal amount of the Securities, initially
23.9037 shares of Common Stock per $1,000 principal amount of the Securities subject to adjustment as set forth herein.

         "CONVERSION RETRACTION PERIOD" has the meaning set forth in Section 12.13(a).

         "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 110 Office Park Drive, 2nd Floor, Mail
Code: A-001-OB-0201, Birmingham, Alabama, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

         "CURRENT MARKET PRICE" has the meaning set forth in Section 12.3(g).

         "CUSTODIAN" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

         "DEFAULT" means, when used with respect to the Securities, any event which is, or after notice or passage of time or both would be, an Event of Default.

         "DEFAULTED INTEREST" has the meaning set forth in Section 13.2.

         "DEPOSITARY" means, with respect to any Global Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Global Securities (or any successor securities clearing agency so registered), which shall initially be DTC.

         "DIRECTOR" means a member of the Board of Directors.

         "DISTRIBUTED ASSETS" has the meaning set forth in Section 12.3(d).

         "DTC" means The Depository Trust Company, a New York corporation.

         "EVENT OF DEFAULT" has the meaning set forth in Section 8.1.

         "EXCESS AMOUNT" has the meaning set forth in Section 12.3(e).

         "EXCESS TENDER AMOUNT" has the meaning set forth in Section 12(f).

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

         "EX-DIVIDEND TIME" means, with respect to any dividend or distribution on shares of Common Stock, the first Trading Day on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such dividend or distribution.

         "EXPIRATION TIME" has the meaning set forth in Section 12.3(f).

         "FAIR MARKET VALUE" has the meaning set forth in Section 12.3(g).

         "FIVE TRADING DAY PERIOD" means, with respect to any Contingent Interest Period, the five Trading Days ending on the second Trading Day immediately preceding the first day of such Contingent Interest Period.

         "GLOBAL SECURITIES" means Securities that are in substantially the form attached hereto as Exhibit A and that include the information called for by footnotes 1 and 3 thereof and that are deposited with the Depositary or its custodian and registered in the name of, the Depositary or its nominee.

         "HOLDER" OR "SECURITYHOLDER" means a person in whose name a Security is registered on the Registrar's books.

         "INDEBTEDNESS" has the meaning set forth in Section 2.14.

         "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are explicitly incorporated in this Indenture by reference to the TIA.

         "INTEREST PAYMENT DATE" has the meaning set forth in Section 13.1.

         "ISSUE DATE" of any Security means the date on which such Security was originally issued or deemed issued as set forth on the face of the Security.

         "LEGAL HOLIDAY" means any day other than a Business Day.

         "MARKET CAPITALIZATION" has the meaning set forth in Section
12.3(e)(ii).

         "MARKET PRICE" means:

            (a) with respect to Securities, as of any date of determination, the average of the secondary market bid quotations per $1,000 principal amount of Securities obtained by the Bid Solicitation Agent (which shall initially be SouthTrust Bank) for $5 million principal amount of Securities at approximately 4:00 p.m., Birmingham, Alabama time, on such determination date from three securities dealers (none of which shall be an Affiliate of the Company) selected by the Company and identified to the Bid Solicitation Agent by the Company in writing at least fifteen (15) days prior to the date of determination; provided, however, if (a) the Bid Solicitation Agent, through the exercise of reasonable efforts, is unable to obtain a bid from each of such three securities dealers, or (b) in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities as of such determination date, then the

Market Price of a Security for such determination date shall equal (1) the Conversion Rate in effect as of such determination date multiplied by (2) the average Sale Price of a share of Common Stock for the five Trading Days ending on such determination date, appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five Trading Day period and ending on such determination date, as the case may be, of any event described in Sections 12.3 or 12.4; and

            (b) with respect to Applicable Stock, the average of the Sale Price of one share of Applicable Stock for the 20-Trading Day period immediately preceding and including the third Business Day immediately preceding the applicable Repurchase Date or Change of Control Repurchase Date, as the case may be (or if the third Business Day immediately preceding the relevant date of determination is not a Trading Day, then on the last Trading Day immediately preceding such third Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such 20-Trading Day period and ending on the date of determination, as the case may be, of any event described in Sections 12.3 or 12.4.

         "MEASUREMENT PERIOD" means the last 30 Trading Days in any fiscal quarter.

         "NON-ELECTING SHARE" has the meaning set forth Section 12.4.

         "NOTICE OF DEFAULT" has the meaning set forth in Section 8.1.

         "NYSE" means The New York Stock Exchange, Inc., or any successor thereto.

         "OFFICER" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Controller, the Secretary, any Assistant Treasurer or Assistant Secretary of the Company.

         "OFFICERS' CERTIFICATE" means a written certificate containing the information specified in Sections 16.4 and 16.5, signed in the name of the Company by any two Officers, at least one of whom is the Chief Executive Officer, the President or the Chief Financial Officer, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 6.3 shall be signed by the principal financial or accounting Officer of the Company and one other Officer.

         "OPINION OF COUNSEL" means a written opinion containing the information specified in Sections 16.4 and 16.5, from legal counsel. The counsel may be an employee of, or counsel to, the Company.

         "PAYING AGENT" has the meaning set forth in Section 2.3.

         "PERSON" OR "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof, and includes any syndicate or group that would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "RECORD DATE" has the meaning set forth in Section 12.3(g).

         "REDEMPTION DATE" means, when used with respect to any Security to be redeemed, the date fixed for redemption pursuant to this Indenture.

         "REDEMPTION PRICE" has the meaning set forth in Section 3.1.

         "REFERENCE PERIOD" has the meaning set forth in Section 12.3(d).

         "REGISTRAR" has the meaning set forth in Section 2.3.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated July 7, 2003, between the Company and the Initial Purchasers named therein.

         "REGULAR RECORD DATE" has the meaning set forth in Section 13.1.

         "REPURCHASE DATE" has the meaning set forth in Section 4.1(a).

         "REPURCHASE NOTICE" has the meaning set forth in Section 4.1(c).

         "REPURCHASE PRICE" has the meaning set forth in Section 4.1(a).

         "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president or assistant treasurer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "RESTRICTED CERTIFICATED SECURITY" means a Certificated Security which is a Transfer Restricted Security.

         "RESTRICTED GLOBAL SECURITY" means a Global Security that is a Transfer Restricted Security.

         "RESTRICTED SECURITY" means a Restricted Certificated Security or a Restricted Global Security.

         "RULE 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "SALE PRICE" of a share of Applicable Stock on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if there is more than one bid or ask price, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal U.S. securities exchange on which shares of the Common Stock are traded or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Board of Directors shall be entitled to make a good faith determination of the sale price on the basis it considers appropriate.

         "SEC" means the United States Securities and Exchange Commission.

         "SECURITIES" means any of the Company's 3.90% Convertible Senior Debentures due 2023, as amended or supplemented from time to time, issued under this Indenture.

         "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

         "SIGNIFICANT SUBSIDIARY" has the meaning set forth in Rule 1-02(w) of Regulation S-X (or any successor law, rule or regulation).

         "SPECIAL RECORD DATE" has the meaning set forth in Section 13.2.

         "SPIN-OFF" has the meaning set forth in Section 12.3(d).

         "STANDARD & POOR'S" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc., and its successors.

         "STATED MATURITY", when used with respect to any Security, means June 30, 2023.

         "SUBSIDIARY" means any person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

         "10% STOCKHOLDER" means a Person that is the beneficial owner (as determined by Rule 13d-3 of the Exchange Act) of 10% or more of the aggregate outstanding Voting Stock of the Company.

         "TENDER ADJUSTMENT CALCULATION DATE" has the meaning set forth in
Section 12.3(f).

         "TIA" means the United States Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

         "TRADING DAY" means:

            (a) if the applicable security is listed or admitted for trading on the NYSE, a day on which the NYSE is open for business;

            (b) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on the Nasdaq National Market; or

            (c) if the applicable security is not so listed or admitted for trading on the NYSE and not so quoted on the Nasdaq National Market, a day on which the principal U.S. national or regional exchange on which the securities are listed is open for business.

         "TRANSFER CERTIFICATE" has the meaning set forth in Section 2.12(f).

         "TRANSFER RESTRICTED SECURITY" has the meaning set forth in Section 2.12(f).

         "TRIGGER EVENT" has the meaning set forth in Section 12.3(d).

         "TRUSTEE" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "UNRESTRICTED CERTIFICATED SECURITY" means a Certificated Security that is not a Transfer Restricted Security.

         "UNRESTRICTED GLOBAL SECURITY" means a Global Security that is not a Transfer Restricted Security.

         "VOTING STOCK" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof are entitled to vote in the election of, as applicable, directors, members or partners generally.

         SECTION 1.2 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.


         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "COMMISSION" means the SEC.

         "INDENTURE SECURITIES" means the Securities.

         "INDENTURE SECURITY HOLDER" means a Securityholder.

         "INDENTURE TO BE QUALIFIED" means this Indenture.

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

         "OBLIGOR" on the indenture securities means the Company.

         All other TIA terms used but not defined in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

         SECTION 1.3 RULES OF CONSTRUCTION.


         Unless the context otherwise requires:

            (a) a term has the meaning assigned to it;

            (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with accounting principles generally accepted in the United States as in effect from time to time;

            (c) "or" is not exclusive;

            (d) "including" means including, without limitation; and

            (e) words in the singular include the plural, and words in the plural include the singular.

            SECTION 1.4 ACTS OF HOLDERS.


            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company, as described in Section 16.2. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority, if it so states. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The principal amount and serial number of any Security and the ownership of Securities shall be proved by the register maintained by the Registrar for the Securities.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE II
                                 THE SECURITIES

         SECTION 2.1 FORM AND DATING.


         The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A attached hereto, which is a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

            (a) Restricted Global Securities. All of the Securities are being offered and sold within the United States to QIBs in reliance on Rule 144A and shall be issued initially in the form of one or more Restricted Global Securities, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary and registered in the name of DTC or the nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

            (b) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall initially represent the aggregate amount of outstanding Securities stated thereon, but that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, repurchases and conversions of such Securities.

         Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 and shall be made on the records of the Trustee and the Depositary.

         Neither any members of, or participants in, the Depositary (collectively, the "AGENT MEMBERS") nor any other persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall (A) prevent the Company, the

Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or (B) impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

            (c) Certificated Securities. Certificated Securities will be issued only under the limited circumstances provided in Section 2.12(a)(i).

         SECTION 2.2 EXECUTION AND AUTHENTICATION.


         The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

         A Security bearing the manual or facsimile signature of an individual who was at the time of the execution of the Security an Officer shall bind the Company, notwithstanding that such individual has ceased to hold such office(s) prior to the authentication and delivery of such Securities or did not hold such office(s) at the date of authentication of such Securities.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         The Trustee shall authenticate and deliver the Securities for original issue in an aggregate principal amount of up to $135,000,000 upon one or more Company Orders without any further action by the Company (other than as contemplated in Section 16.4 and Section 16.5). The aggregate principal amount of the Securities due at the Stated Maturity thereof outstanding at any time may not exceed the amount set forth in the foregoing sentence except as provided in
Section 2.7. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive and shall be fully protected in relying upon:

            (a) a copy of the Board Resolution in or pursuant to which the terms and form of the Securities were established, the issuance and sale of the Securities was authorized, this Indenture was authorized and specified Officers were authorized to establish the form and determine the terms of the Securities and the form of this Indenture, to execute the Securities and this Indenture on behalf of the Company and to take any other necessary actions relating thereto and evidence of any actions taken by authorized Officers pursuant to that Board Resolution, each certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or taken by any authorized Officer and to be in full force and effect as of the date of such certificate;

            (b) an Officers' Certificate delivered in accordance with Sections
16.4 and 16.5; and

            (c) an Opinion of Counsel reasonably satisfactory to the Trustee which shall include a statement:

               (i) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

               (ii) that this Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

         The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

         The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple of $1,000.

         SECTION 2.3 REGISTRAR, PAYING AGENT, CONVERSION AGENT AND BID SOLICITATION AGENT.

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for redemption, repurchase or payment ("PAYING AGENT"), an office or agency where Securities may be presented for conversion ("CONVERSION AGENT") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall also appoint a bid solicitation agent ("BID SOLICITATION AGENT") to act as set forth in Section 14.3. Pursuant to Section 6.5, the Company will at all times maintain a Registrar, Paying Agent, Conversion Agent, and Bid Solicitation Agent and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served in Birmingham, Alabama. The Registrar shall keep a register of the Securities and of their transfer and exchange.

         The Company may have one or more co-registrars, one or more additional paying agents, one or more additional conversion agents and one or more additional bid solicitation agents. The term Registrar includes co-registrars, including any named pursuant to Section 6.5. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 6.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 6.5. The term Bid Solicitation Agent includes any additional bid solicitation agent, including any named pursuant to Section 6.5.

         The Company shall enter into an appropriate limited agency agreement with any Registrar, Paying Agent, Conversion Agent, Bid Solicitation Agent or co-registrar (in each case, if such

Person is a Person other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or Bid Solicitation Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 9.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar. None of the Company or any Subsidiary or any Affiliate of any of them may act as Bid Solicitation Agent.

         The Company hereby initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and Bid Solicitation Agent in connection with the Securities.

         SECTION 2.4 PAYING AGENT TO HOLD CASH AND SECURITIES IN TRUST.

         Except as otherwise provided herein, prior to 10:00 a.m., Birmingham, Alabama time, on each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent cash (in immediately available funds if deposited on the due date) or number of shares of Applicable Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all cash and Applicable Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company, a Subsidiary or an Affiliate of any of them acts as Paying Agent, it shall segregate the money and Applicable Stock held by it as Paying Agent and hold it as a separate trust fund.

         The Company at any time may require a Paying Agent to pay all cash and Applicable Stock held by it to the Trustee, and to account for any funds and Applicable Stock disbursed by it, and the Trustee may at any time during the continuance of any such default, upon the written request to the Paying Agent, require such Paying Agent to forthwith pay to the Trustee all cash and Applicable Stock so held in trust. Upon doing so, the Paying Agent shall have no further liability for the cash or Applicable Stock.

         SECTION 2.5 SECURITYHOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee on or before each semiannual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

         SECTION 2.6 TRANSFER AND EXCHANGE.

            (a) Subject to compliance with any applicable additional requirements contained in Section 2.12, when a Security is presented to the Registrar with a request to register a transfer thereof or to exchange such Security for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by an assignment form and, if applicable, a transfer certificate, each in the form included in Exhibit A, attached hereto, and in form satisfactory to the Registrar, and each duly executed by the Holder thereof or its attorney duly authorized in writing. To permit registration of transfers and exchanges, upon surrender of any Security for registration of transfer or exchange at an office or agency maintained for such purpose pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate Securities of a like aggregate principal amount at the Registrar's request. Any transfer or exchange shall be without charge, except that the Company or the Registrar may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

         Neither the Company, the Registrar nor the Trustee shall be required to exchange or register a transfer of (i) any Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed), (ii) any Securities in respect of which a Repurchase Notice or a Change of Control Repurchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be repurchased in part, the portion thereof not to be repurchased), or (iii) any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

            (b) Any Registrar appointed pursuant to Section 2.3 shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

            (c) Each Holder of a Security agrees to indemnify the Company, the Registrar and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or other beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 2.7 REPLACEMENT SECURITIES.


          If (a) any mutilated Security is surrendered to the Company, the Registrar or the Trustee, or (b) the Company, the Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Registrar or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed by the Company pursuant to Article III or repurchased by the Company pursuant to
Article IV or V, the Company in its discretion may, instead of issuing a new Security, pay, redeem or repurchase such Security, as the case may be.

          Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Registrar) connected therewith.

          Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.8 OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTION.

         Securities outstanding at any time are all the Securities authenticated by the Trustee, except for those cancelled by it pursuant to Section 2.10, those delivered to it for cancellation, those replaced pursuant to Section 2.7 and those described in this Section 2.8 as not outstanding.

          A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination.

         If a Security is replaced pursuant to Section 2.7, the replaced Security ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser unaware that such Security has been replaced.

          If the Paying Agent holds, in accordance with the terms of this Indenture, prior to 10:00 a.m., Birmingham, Alabama time, on the Stated Maturity or a Redemption Date or on the Business

Day immediately following a Repurchase Date or a Change of Control Repurchase Date, as the case may be, cash or securities, if permitted hereunder, sufficient to pay Securities payable, then immediately after such Stated Maturity, Redemption Date, Repurchase Date or Change of Control Repurchase Date, as the case may be, such Securities shall cease to be outstanding and interest and Additional Amounts, if any, on such Securities shall cease to accrue.

          If a Security is converted in accordance with Article XII, then from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and interest and Additional Amounts, if any, on such Security shall cease to accrue.

         SECTION 2.9 TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 2.10 CANCELLATION.

         All Securities surrendered for payment, repurchase by the Company pursuant to Articles IV or V, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article XII. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

         SECTION 2.11 PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment (whether in cash or

Applicable Stock) of principal of, Redemption Price, Repurchase Price or Change of Control Repurchase Price, and interest and Additional Amounts, if any, on, the Security, for the purpose of receiving cash or Applicable Stock upon conversion and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 2.12 ADDITIONAL TRANSFER AND EXCHANGE REQUIREMENTS.

            (a) Transfer and Exchange of Global Securities.

               (i) Certificated Securities shall be issued in exchange for interests in the Global Securities only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Securities or if it at any time ceases to be a "clearing agency" registered under the Exchange Act, if so required by applicable law or regulation and, notwithstanding the commercially reasonable efforts of the Company, a successor Depositary is not appointed by the Company within 90 days, (y) the Company decides to discontinue use of the system of book-entry transfer through DTC (or any successor depositary), or (z) an Event of Default has occurred and is continuing. In either case, the Company shall execute, and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver Certificated Securities in an aggregate principal amount equal to the principal amount of such Global Securities in exchange therefor. Only Restricted Certificated Securities shall be issued in exchange for beneficial interests in Restricted Global Securities, and only Unrestricted Certificated Securities shall be issued in exchange for beneficial interests in Unrestricted Global Securities. Certificated Securities issued in exchange for beneficial interests in Global Securities shall be registered in such names and shall be in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver or cause to be delivered such Certificated Securities to the Persons in whose name such Securities are so registered. Such exchange shall be effected in accordance with the Applicable Procedures.

               (ii) Notwithstanding any other provisions of this Indenture other than the provisions set forth in Section 2.12(a)(i), a Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

            (b) Transfer and Exchange of Certificated Securities. In the event that Certificated Securities are issued in exchange for beneficial interests in Global Securities in accordance with Section 2.12(a)(i), and, on or after such event, Certificated Securities are presented by a Holder to the Registrar with a request:

               (i) to register the transfer of the Certificated Securities to a person who will take delivery thereof in the form of Certificated Securities only; or

               (ii) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations, such Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                  (A) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the proviso to the first paragraph of Section 2.6; and

                  (B) in the case of a Restricted Certificated Security, such request shall be accompanied by the following additional information and documents, as applicable:

                        (1) if such Restricted Certificated Security is being
            delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Restricted Certificated Security is being transferred to the Company or a Subsidiary of the Company, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate);

                        (2) if such Restricted Certificated Security is being
            transferred to a person the Holder reasonably believes is a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                        (3) if such Restricted Certificated Security is being
            transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 or to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) pursuant to and in compliance with an exemption from the registration requirements under the Securities Act, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate) and, in the case of a transfer to an institutional accredited investor, a certificate containing certain representations and warranties (in substantially the form set forth in Exhibit B) and, in either case, if the Company or the Registrar so requests, a customary Opinion of Counsel, certificates and other information reasonably acceptable to the Company and the Registrar to the effect that such transfer does not require registration under the Securities Act.

            (c) Transfer of a Beneficial Interest in a Restricted Global Security for a Beneficial Interest in an Unrestricted Global Security. Any person having a beneficial interest in a Restricted Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of an Unrestricted Global Security. Upon receipt by the Trustee of written instructions, or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any person having a beneficial interest in a Restricted Global Security and the following additional information and documents in such form as is customary for the Depositary from the Depositary or its nominee on behalf of the person having such beneficial interest in the Restricted Global Security (all of which may be submitted by facsimile or electronically):

               (i) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate); or

               (ii) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate) and, if the Company or the Trustee so requests, a customary Opinion of Counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer does not require registration under the Securities Act, the Trustee, as the Registrar, shall reduce or cause to be reduced the aggregate principal amount of the Restricted Global Security by the appropriate principal amount and shall increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security by a like principal amount. Such transfer shall otherwise be effected in accordance with the Applicable Procedures. If no Unrestricted Global Security is then outstanding, the Company shall execute and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver an Unrestricted Global Security.

            (d) Transfer of a Beneficial Interest in an Unrestricted Global Security for a Beneficial Interest in a Restricted Global Security. Any person having a beneficial interest in an Unrestricted Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of a Restricted Global Security (it being understood that only QIBs may own beneficial interests in Restricted Global Securities). Upon receipt by the Trustee of written instructions, or such other form of instructions as is customary for the Depositary, from the Depository or its nominee on behalf of any person having a beneficial interest in an Unrestricted Global Security and the following additional information and documents in such form as is customary for the Depositary, from the Depositary or its nominee on behalf of the person having such beneficial interest in the Unrestricted Global Security (all of which may be submitted by facsimile or electronically): a certification from the Holder (in substantially the form set forth in the Transfer Certificate) to the effect that such beneficial interest is being transferred to a person that the transferor reasonably believes is a QIB in accordance with Rule 144A. The Trustee, as the Registrar, shall reduce or cause to be reduced the aggregate principal amount of the Unrestricted Global Security by a like principal amount. Such transfer shall otherwise be effected in accordance with the Applicable Procedures. If no Restricted Global Security is then outstanding, the Company shall execute and the Trustee shall, upon receipt of a Company Order (which the Company Agrees to deliver promptly), authenticate and deliver a Restricted Global Security.

            (e) Transfers of Certificated Securities for Beneficial Interest in Global Securities. In the event that Certificated Securities are issued in exchange for beneficial interests in Global Securities and, thereafter, the events or conditions specified in Section 2.12(a)(i) which required such exchange shall cease to exist, the Company shall mail notice to the Trustee and to the Holders stating that Holders may exchange Certificated Securities or interests in Global Securities by complying with the procedures set forth in this Indenture and briefly describing such procedures and the events or circumstances requiring that such notice be given. Thereafter, if Certificated Securities are presented by a Holder to a Registrar with a request:

               (i) to register the transfer of such Certificated Securities to a person who will take delivery thereof in the form of a beneficial interest in a Global Security, which request shall specify whether such Global Security will be a Restricted Global Security or an Unrestricted Global Security, or

               (ii) to exchange such Certificated Securities for an equal principal amount of beneficial interests in a Global Security, which beneficial interests will be owned by the Holder transferring such Certificated Securities (provided that in the case of such an exchange, Restricted Certificated Securities may be exchanged only for Restricted Global Securities and Unrestricted Certificated Securities may be exchanged only for Unrestricted Global Securities), the Registrar shall register the transfer or make the exchange as requested by canceling such Certificated Security and causing, or directing the Registrar to cause, the aggregate principal amount of the applicable Global Security to be increased accordingly and, if no such Global Security is then outstanding, the Company shall issue and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly) authenticate and deliver a new Global Security;

provided, however, that the Certificated Securities presented or surrendered for registration of transfer or exchange:

                  (A) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the proviso to Section 2.6;

                  (B) in the case of a Restricted Certificated Security to be transferred for a beneficial interest in an Unrestricted Global Security, such request shall be accompanied by the following additional information and documents, as applicable:

                        (1) if such Restricted Certificated Security is being
            transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                        (2) if such Restricted Certificated Security is being
            transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate) and, if the Company or the Registrar so requests, a customary Opinion of Counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer does not require registration under of the Securities Act;

                  (C) in the case of a Restricted Certificated Security to be transferred or exchanged for a beneficial interest in a Restricted Global Security, such request shall be accompanied by a certification from such Holder (in substantially the form set forth in the Transfer Certificate) to the effect that such Restricted Certificated Security is being transferred to a person the Holder reasonably believes is a QIB (which, in the case of an exchange, shall be such Holder) in accordance with Rule 144A;

                  (D) in the case of an Unrestricted Certificated Security to be transferred or exchanged for a beneficial interest in an Unrestricted Global Security, such request need not be accompanied by any additional information or documents; and

                  (E) in the case of an Unrestricted Certificated Security to be transferred or exchanged for a beneficial interest in a Restricted Global Security, such request shall be accompanied by a certification from such Holder (in substantially, the form set forth in the Transfer Certificate) to the effect that such Unrestricted Certificated Security is being transferred to a person the Holder reasonably believes is a QIB (which, in the case of an exchange, shall be such Holder) in accordance with Rule 144A.

         (f) Legends.


            (i) Except as permitted by the following paragraphs (ii), (iii) and
(iv), each Global Security and Certificated Security (and all Securities issued in exchange therefor or upon registration of transfer or replacement thereof) shall bear a legend in substantially the form called for by footnote 2 to Exhibit A attached hereto (each a "TRANSFER RESTRICTED SECURITY"), for so long as it is required by this Indenture to bear such legend. Each Transfer Restricted Security shall have attached thereto a certificate (a "TRANSFER CERTIFICATE") in substantially the form called for by footnote 5 to Exhibit A attached hereto.

            (ii) Upon any sale or transfer of a Transfer Restricted Security (x) after the expiration of the holding period applicable to sales of the Securities under Rule 144(k) of the Securities Act, (y) pursuant to Rule 144, or (z) pursuant to an effective registration statement under the Securities Act:

                  (A) in the case of any Restricted Certificated Security, any Registrar shall permit the Holder thereof to exchange such Restricted Certificated Security for an Unrestricted Certificated Security, or (under the circumstances described in Section 2.12(e)) to transfer such Restricted Certificated Security to a transferee who shall take such Security in the form of a beneficial interest in an Unrestricted Global Security, and in each case shall rescind any restriction on the transfer of such Security; provided, however, that the Holder of such Restricted Certificated Security shall, in connection with such exchange or transfer, comply with the other applicable provisions of this Section 2.12; and

                  (B) in the case of any beneficial interest in a Restricted Global Security, the Trustee shall permit the beneficial owner thereof to transfer such beneficial interest to a transferee who shall take such interest in the form of a beneficial interest in an Unrestricted Global Security and shall rescind any restriction on transfer of such beneficial interest; provided, however, that such Unrestricted Global Security shall continue to be subject to the provisions of Section 2.12(a)(ii); and provided, further, that the owner of such beneficial interest shall, in connection with such transfer, comply with the other applicable provisions of this Section 2.12.

            (iii) Upon the exchange, registration of transfer or replacement of Securities not bearing the legend described in paragraph (1) above, the Company shall execute, and the Trustee shall authenticate and deliver, Securities that do not bear such legend and that do not have a Transfer Certificate attached thereto.

            (iv) After the expiration of the holding period pursuant to Rule 144(k) of the Securities Act, the Company may with the consent of the Holder of a Restricted Global Security or a Restricted Certificated Security, remove any restriction of transfer on such Security, and the Company shall execute, and the Trustee shall authenticate and deliver, Securities that do not bear such legend and that do not have a Transfer Certificate attached thereto.

            (v) Until the expiration of the holding period applicable to sales of the Securities under Rule 144(k) of the Securities Act or a transfer pursuant to Rule 144 or pursuant to an effective registration statement under the Securities Act, the Shares of Common Stock issued upon conversion of the Securities shall bear the legend in substantially the form called for by Exhibit C attached hereto.

         (g) Transfers to the Company. Nothing contained in this Indenture or in the Securities shall prohibit the sale or other transfer of any Securities (including beneficial interests in Global Securities) to the Company or any of its Subsidiaries, which Securities shall thereupon be cancelled in accordance with Section 2.10.

         SECTION 2.13 CUSIP NUMBERS.

         The Company may issue the Securities with one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

         SECTION 2.14 RANKING.

         The indebtedness of the Company arising under or in connection with this Indenture and every outstanding Security issued under this Indenture from time to time constitutes and will constitute a senior unsecured general obligation of the Company, ranking equally with other existing and future senior unsecured Indebtedness of the Company and ranking senior in right of payment to any future Indebtedness of the Company that is expressly made subordinate to the Securities by the terms of such Indebtedness.

         For purposes of this Section 2.14 only, "INDEBTEDNESS" means, without duplication, the principal or face amount of:

            (a) all obligations for borrowed money;

            (b) all obligations evidenced by notes or other similar instruments;

            (c) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto);

            (d) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business;

            (e) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles; and

            (f) all Indebtedness of others guaranteed by the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

                                   ARTICLE III
                                   REDEMPTION

      SECTION 3.1 THE COMPANY'S RIGHT TO REDEEM; NOTICE TO TRUSTEE.

      Prior to July 7, 2008, the Securities will not be redeemable at the Company's option. Beginning on July 7, 2008, the Company, at its option, may redeem the Securities in accordance with this Article III for cash at any time as a whole, or from time to time in part, at a redemption price equal to the principal amount of the Securities rendered plus any accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, on those Securities to, but not including, the Redemption Date (the "REDEMPTION PRICE").

      In the event that the Company elects to redeem the Securities on a date that is on or after any Regular Record Date but before the corresponding Interest Payment Date, the Company shall be required to pay any accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, to the same Holder to whom the Company pays the principal of such Security regardless of whether such Holder was the registered Holder on the Regular Record Date immediately preceding such Redemption Date.

      If the Company elects to redeem Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price. The Company shall give this notice to the Trustee by a Company Order at least 40 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

      SECTION 3.2 SELECTION OF SECURITIES TO BE REDEEMED.

      If fewer than all of the outstanding Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall select the Securities to be redeemed by lot or on a pro rata basis. The Trustee shall make the selection within five Business Days after it receives the notice provided for in Section 3.1 from outstanding Securities not previously called for redemption.

      Securities and portions of Securities that the Trustee selects shall be in principal amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of the Securities to be redeemed.

      Securities and portions of Securities that are to be redeemed are convertible by the Holder until 5:00 p.m., Birmingham, Alabama time, on the second Business Day immediately preceding the Redemption Date. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

      SECTION 3.3 NOTICE OF REDEMPTION.

      At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

      The notice of redemption shall identify the Securities to be redeemed and shall state:

            (a) the Redemption Date;

            (b) the Redemption Price;

            (c) the Conversion Rate;

            (d) the name and address of the Paying Agent and Conversion Agent;

            (e) that Securities called for redemption may be converted at any time prior to 5:00 p.m., Birmingham, Alabama time, on the second Business Day preceding the Redemption Date;

            (f) that Holders who want to convert their Securities must satisfy the requirements set forth in Article XII;

            (g) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

            (h) in the case of any Security redeemed in part, that the Holder of such Security will receive a new Security or Securities, of authorized denominations for the principal amount thereof remaining unredeemed

            (i) if fewer than all of the outstanding Securities are to be redeemed, the certificate numbers, if any, and principal amounts of the particular Securities to be redeemed;

            (j) that, unless the Company defaults in making payment of such Redemption Price, interest and Additional Amounts, if any, on Securities called for redemption will cease to accrue on and after the Redemption Date;

            (k) the CUSIP number(s) of the Securities; and

            (l) any other information the Company wants to present.

      At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; provided, however, that the Company makes such request at least five Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such notice of redemption must be given to Holders in accordance with this Section 3.3; provided, further, that the text of the notice of redemption shall be prepared by the Company.

      SECTION 3.4 EFFECT OF NOTICE OF REDEMPTION.

       Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price, except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid in cash at the Redemption Price.

      SECTION 3.5 DEPOSIT OF REDEMPTION PRICE.

       Prior to 10:00 a.m., Birmingham, Alabama time, on the applicable Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of any of them is acting as the Paying Agent, shall cause the Paying Agent to segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on the Redemption Date) sufficient to pay the aggregate Redemption Price of all Securities or portions thereof which are to be redeemed as of such Redemption Date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted.

      If the Paying Agent holds, in accordance with the terms hereof, at 10:00 a.m., Birmingham, Alabama time, on the applicable Redemption Date, cash sufficient to pay the Redemption Price of any Securities for which notice of redemption is given, then, on such Redemption Date, such Securities will cease to be outstanding and interest and Additional Amounts, if any, on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Redemption Price upon delivery of such Securities).

      SECTION 3.6 SECURITIES REDEEMED IN PART.

      Any Certificated Security which is to be redeemed only in part shall be surrendered at the office of the Paying Agent and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to the unredeemed portion of the Security surrendered.

      SECTION 3.7 REPAYMENT TO THE COMPANY.

      To the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.5 exceeds the aggregate Redemption Price of the Securities or portions thereof which the Company is redeeming as of the Redemption Date, then, promptly after the Redemption Date, the Paying Agent shall return any such excess to the Company.

                                   ARTICLE IV
                           REPURCHASE OF SECURITIES
                            AT THE OPTION OF HOLDERS
                                ON SPECIFIC DATES

      SECTION 4.1 OPTIONAL PUT.

            (a) Securities shall be repurchased by the Company, at the option of the Holder thereof, on June 30, 2008, June 30, 2013 and June 30, 2018 (each, a "REPURCHASE DATE"), at a repurchase price equal to 100% of the principal amount of those Securities plus accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, to, but not including, such Repurchase Date (the "REPURCHASE PRICE"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 4.1(c).

            (b) No later than 20 Business Days prior to each Repurchase Date, the Company shall mail a written notice of the repurchase right by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Repurchase Notice to be completed by the Holder and shall briefly state, as applicable:

                  (i) the date by which the Repurchase Notice must be delivered to the Paying Agent in order for a Holder to exercise the repurchase right;

                  (ii) the Repurchase Date;

                  (iii) the Repurchase Price;

                  (iv) whether the Repurchase Price will be paid in cash or shares of Common Stock, or a combination thereof and, in the case of a combination, the percentage of each;

                  (v) if the Company elects to pay the Repurchase Price in shares of Common Stock or a combination of cash and shares of Common Stock, that the number of shares of Common Stock each Holder will receive will equal the amount of the Repurchase Price to be paid in shares of Common Stock divided by 97.5% of the Market Price of one share of Common Stock;

                  (vi) if the Company elects to pay the Repurchase Price in shares of Common Stock or a combination of cash and shares of Common Stock, the method of calculating the Market Price of the shares of Common Stock;

                  (vii) that because the Market Price of one share of Common Stock will be determined prior to the Repurchase Date, Holders of the Securities will bear the market risk that the shares of Common Stock to be received will decline in value between the date such Market Price is determined and the Repurchase Date;

                  (viii) the name and address of the Paying Agent and the Conversion Agent;

                  (ix) the Conversion Rate and any adjustments thereto;

                  (x) that the Securities as to which a Repurchase Notice has been given may be converted if they are otherwise convertible pursuant to
Article XII only if the Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (xi) that the Securities must be surrendered to the Paying Agent to collect payment;

                  (xii) that the Repurchase Price for any Security as to which a Repurchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Repurchase Date and the time of surrender of such Security as described in Section 4.1(b)(xi);

                  (xiii) the procedures the Holder must follow to exercise its put right under this Section 4.1;

                  (xiv) the conversion rights, if any, of the Securities;

                  (xv) the procedures for withdrawing a Repurchase Notice;

                  (xvi) that, unless the Company defaults in making payment of such Repurchase Price, interest and Additional Amounts, if any, on Securities surrendered for repurchase by the Company will cease to accrue on and after the Repurchase Date; and

                  (xvii) the CUSIP number(s) of the Securities.

      At the Company's request, the Trustee shall give the notice of repurchase right in the Company's name and at the Company's expense; provided, however, that the Company makes such request at least five Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such notice of repurchase right must be given to the Holders in accordance with this Section 4.1(b); provided, further, that the text of the notice of repurchase right shall be prepared by the Company.

            (c) A Holder may exercise its right specified in Section 4.1(a) upon delivery of a written notice of repurchase (a "REPURCHASE NOTICE") to the Paying Agent at any time during the period beginning at 9:00 a.m., Birmingham, Alabama time, on the date that is 20 Business Days immediately preceding the relevant Repurchase Date until 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding such Repurchase Date, stating:

                  (i) the certificate number of the Security which the Holder will deliver to be repurchased or the appropriate Depositary procedures if Certificated Securities have not been issued;

                  (ii) the portion of the principal amount of the Security which the Holder will deliver to be repurchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

                  (iii) that such Security shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in
Section 6 of the Securities and in this Indenture; and

                  (iv) in the event the Company elects, pursuant to Section 4.2(b), to pay the Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Repurchase Price shall ultimately be paid to such Holder entirely in cash because any of the conditions to payment of the Repurchase Price in shares of Common Stock is not satisfied prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the relevant Repurchase Date, as set forth in Section 4.2(b), whether such Holder elects to
(A) withdraw such Repurchase Notice as to some or all of the Securities to which such Repurchase Notice relates (stating the principal amount and certificate numbers, if any or the appropriate Depositary procedures, if applicable, of the Securities as to which such withdrawal shall relate), or (B) receive cash in respect of the entire Repurchase Price for all Securities (or portions thereof) to which such Repurchase Notice relates.

      The delivery of such Security to the Paying Agent with, or at any time after delivery of, the Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to this Section 4.1 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice.

      If a Holder, in such Holder's Repurchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of Section 4.3, fails to indicate such Holder's choice with respect to the election set forth in
Section 4.1(c)(iv), such Holder shall be deemed to have elected to receive cash in respect of the entire Repurchase Price for all Securities subject to such Repurchase Notice in the circumstances set forth in such Section 4.1(c)(iv).

      The Company shall repurchase from the Holder thereof, pursuant to this
Section 4.1, a portion of a Security, so long as the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Security also apply to the repurchase of such portion of such Security.

      Any repurchase by the Company contemplated pursuant to the provisions of this Section 4.1 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Repurchase Date and the time of delivery of the Security.

      Notwithstanding anything contained herein to the contrary, any Holder delivering to the Paying Agent the Repurchase Notice contemplated by this
Section 4.1(c) shall have the right to withdraw such Repurchase Notice at any applicable time prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 4.3.

      The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

      SECTION 4.2 THE COMPANY'S RIGHT TO ELECT MANNER OF PAYMENT OF REPURCHASE PRICE.

            (a) The Securities to be repurchased on any Repurchase Date pursuant to Section 4.1(a) may be paid for at the election of the Company, in cash or shares of Common Stock, or in any combination of cash and shares of Common Stock, subject to the conditions set forth in Section 4.2(b). The Company shall designate, in the notice of repurchase right delivered pursuant to Section 4.1(b), whether the Company will repurchase the Securities for cash or shares of Common Stock, or, if a combination thereof, the percentages of the Repurchase Price in respect of which it will pay in cash or shares of Common Stock; provided, however, that the Company will pay cash for fractional interests in a share of Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to repurchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are repurchased pursuant to Section 4.1 shall receive the same percentage of cash or shares of Common Stock in payment of the Repurchase Price for such Securities, except as provided in this Section 4.2(a) with regard to the payment of cash in lieu of fractional shares of Common Stock. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its notice of repurchase right to Holders except in the event of a failure to satisfy, prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Repurchase Date, any condition to the payment of the Repurchase Price in whole or in part, in shares of Common Stock.

            (b) If the Company elects to pay all or a portion of the Repurchase Price of Securities in respect of which a Repurchase Notice pursuant to Section 4.1(c) has been given in shares of Common Stock, the number of shares of Common Stock to be issued shall be equal to (i) the amount of the Repurchase Price to be paid in shares of Common Stock divided by (ii) 97.5% of the Market Price of one share of Common Stock, subject to satisfaction of the conditions set forth in the second succeeding paragraph.

      The Company will not issue any fraction of a share of Common Stock in payment of the Repurchase Price. Instead, the Company will make a cash payment (calculated to the nearest cent) equal to such fraction of a share of Common Stock multiplied by the Market Price of one share of Common Stock. If a Holder elects to have more than one Security purchased, the number of shares of Common Stock shall be based on the aggregate amount of Securities to be purchased.

      The Company's right to exercise its election to repurchase Securities through the issuance of shares of Common Stock shall be conditioned upon:

                  (i) the registration of such shares of Common Stock under the Securities Act and the Exchange Act, in each case, if required;

                  (ii) any qualification or registration of such shares of Common Stock under applicable state securities laws, if necessary, or the availability of an exemption from such qualification and registration;

                  (iii) the listing of such shares of Common Stock on a United States national securities exchange or the quotation of such shares of Common Stock in an inter-dealer quotation system of any registered United States national securities association; and

                  (iv) the receipt by the Trustee of an Officers' Certificate stating: (A) that the terms of the issuance of the shares of Common Stock are in conformity with this Indenture; (B) that the shares of Common Stock to be issued in payment of the Repurchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Repurchase Price in respect of Securities, will be validly issued, fully paid, non-assessable and free from preemptive rights; (C) that the conditions above and the condition set forth in the second succeeding sentence have been satisfied in all material respects; and (D) the number of shares of Common Stock to be issued for each $1,000 principal amount of Securities and the Sale Price of a share of Common Stock on each Trading Day during the period commencing on the first Trading Day of the period during which the Market Price is calculated and ending on the Trading Day immediately preceding the Repurchase Date; and

                  (v) the receipt by the Trustee of an Opinion of Counsel stating that: (A) the shares of Common Stock to be issued in payment of the Repurchase Price in respect of Securities have been duly authorized, and when issued and delivered pursuant to the terms of this Indenture in payment of the Repurchase Price in respect of Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights; and (B) the conditions in clauses (i) through (iii) above have been satisfied in all material respects.

      If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Repurchase Date, and the Company has elected to repurchase the Securities pursuant to this Section 4.2 through the issuance of Common Stock, the Company shall pay the entire Repurchase Price of the Securities of such Holder or Holders in cash.

      Upon determination of the actual number of shares of Common Stock to be issued upon repurchase of Securities, the Company shall be required to disseminate a press release through a public medium as is customary for such a press release.

            (c) All shares of Common Stock delivered upon repurchase of the Securities shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

            (d) If a Holder of a repurchased Security is paid in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing contained herein shall preclude any income or other tax withholding required by law or regulations.

            (e) After June 30, 2008, the Company may amend this Indenture to prohibit the payment of the Repurchase Price in shares of Common Stock after the date of the amendment. Such amendment shall be effected by the Trustee (subject to the Trustee's rights under Article IX and Sections 11.6, 16.4 and 16.5) and the Company, in the sole discretion of the Company, without the consent of the Holders as permitted in Section 11.1(n) hereof.

      SECTION 4.3 EFFECT OF REPURCHASE NOTICE; WITHDRAWAL OF REPURCHASE NOTICE.

      Upon receipt by the Paying Agent of the Repurchase Notice specified in
Section 4.1(c), the Holder of the Security in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Repurchase Price with respect to such Security. Such Repurchase Price shall be paid to such Holder, subject to receipt of cash and/or securities by the Paying Agent, promptly following the later of the Repurchase Date with respect to such Security (provided the conditions in Section 4.1(c) have been satisfied) and the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 4.1(c). Securities in respect of which a Repurchase Notice has been given by the Holder thereof may not be converted pursuant to Article XII on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn as specified in the following paragraph.

      A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Notice at any time prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Repurchase Date, specifying:

            (a) the certificate(s) number, if any, or the appropriate Depositary procedures, if applicable, of the Security in respect of which such notice of withdrawal is being submitted;

            (b) the principal amount of the Security with respect to which such notice of withdrawal is being submitted; and

            (c) the principal amount, if any, of such Security which remains subject to the original Repurchase Notice and which has been or will be delivered for repurchase by the Company.

      SECTION 4.4 DEPOSIT OF REPURCHASE PRICE.

      Prior to 10:00 a.m., Birmingham, Alabama time, on the applicable Repurchase Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of any of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on such Business Day) and/or shares of Common Stock, if permitted hereunder, sufficient to pay the aggregate Repurchase Price of all the Securities or portions thereof which are to be repurchased on such Repurchase Date.

      If the Paying Agent holds, in accordance with the terms hereof, at 10:00 a.m., Birmingham, Alabama time, on the Business Day immediately following the applicable Repurchase Date, cash and/or shares of Common Stock, if permitted hereunder, sufficient to pay the Repurchase Price of any Securities for which a Repurchase Notice has been tendered and not withdrawn pursuant to

Section 4.3, then, immediately after such Repurchase Date, such Securities will cease to be outstanding and interest, including, Contingent Interest, if any, and Additional Amounts, if any, on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Repurchase Price upon delivery of such Securities).

      As soon as practicable on and after the Repurchase Date, the Company shall deliver to each Holder entitled to receive shares of Common Stock through the Paying Agent, a certificate (other than in the case of Holders of Securities in book-entry form with DTC, which shares shall be delivered in accordance with DTC customary practices) for the number of full shares of Common Stock issuable in payment of the Repurchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Common Stock is registered shall be treated as a holder of record of shares of Common Stock on the Repurchase Date. No payment or adjustment will be made for dividends on the shares of Common Stock the record date for which occurred on or prior to the Repurchase Date.

      SECTION 4.5 SECURITIES REPURCHASED IN PART.

      Any Certificated Security which is to be repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not repurchased.

      SECTION 4.6 COVENANT TO COMPLY WITH SECURITIES LAWS UPON REPURCHASE OF SECURITIES.

      When complying with the provisions of Section 4.1 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall:

            (a) comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act;

            (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act; and

            (c) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under this Article IV to be exercised in the time and in the manner specified therein.

      To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Article IV, the Company's compliance with such laws and regulations shall not in and of itself cause a breach of its obligations under this Article IV.

      SECTION 4.7 REPAYMENT TO THE COMPANY.

      To the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 4.4 exceeds the aggregate Repurchase Price of the Securities or portions thereof which the Company is obligated to repurchase on the Repurchase Date, then, promptly after the Repurchase Date, the Paying Agent shall return any such excess to the Company.

                                    ARTICLE V
                       REPURCHASE AT THE OPTION OF HOLDERS
                            UPON A CHANGE OF CONTROL

      SECTION 5.1 CHANGE OF CONTROL PUT.

            (a) (i) If a Change of Control occurs, the Securities not previously repurchased by the Company shall be repurchased by the Company, at the option of the Holder thereof subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 5.1(c), at the following purchase prices expressed as a percentage of the principal amount of the Debentures to be repurchased, plus accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, to, but not including, the Change of Control Repurchase Date (the "CHANGE OF CONTROL REPURCHASE PRICE"):

      PERIOD                                                    REDEMPTION PRICE
      ------                                                    ----------------

      Beginning on July 7, 2003 and ending on June 29, 2004          110.0%
      Beginning on June 30, 2004 and ending on June 29, 2005         108.0%
      Beginning on June 30, 2005 and ending on June 29, 2006         104.0%
      Beginning on June 30, 2006 and ending on June 29, 2008         102.0%
      June 30, 2008 and thereafter                                   100.0%

The change of control repurchase date must be within 40 days after the date of a notice of Change of Control delivered by the Company pursuant to Section 5.1(b) hereof (the "CHANGE OF CONTROL REPURCHASE DATE").

            (ii) Notwithstanding the foregoing provisions, the Company shall not be required to repurchase the Securities of or send notices to the Holders pursuant to this Article V if 100% of the consideration in the transaction or transactions (other than cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights) constituting a Change of Control consists of shares of common stock, ordinary shares or American Depositary Shares traded or to be traded immediately following a Change of Control on a U.S. national or regional securities exchange or the Nasdaq National Market, and, as a result of the transaction or transactions, the Securities become convertible into that common stock, ordinary shares or American Depositary Shares (and any rights attached thereto).

            (b) No later than 30 days after the occurrence of a Change of Control, the Company shall mail a written notice of the Change of Control by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Change of Control Repurchase Notice to be completed by the Holder and shall briefly state, as applicable:

                  (i) the events causing a Change of Control and the date of such Change of Control;

                  (ii) that the Holder has a right to require us to repurchase the Holder's Securities;

                  (iii) the date by which the Change of Control Repurchase Notice must be delivered to the Paying Agent in order for a Holder to exercise the Change of Control repurchase right;

                  (iv) the Change of Control Repurchase Date;

                  (v) the Change of Control Repurchase Price;

                  (vi) whether the Change of Control Repurchase Price will be paid in cash or shares of Applicable Stock, or a combination thereof and, in the case of a combination, the percentage of each;

                  (vii) if the Company elects to pay the Change of Control Repurchase Price in shares of Applicable Stock or a combination of cash and shares of Applicable Stock, that the number of shares of Applicable Stock each Holder will receive will equal the amount of the Change of Control Repurchase Price to be paid in shares of Applicable Stock divided by 97.5% of the Market Price of one share of Applicable Stock;

                  (viii) if the Company elects to pay the Change of Control Repurchase Price in shares of Applicable Stock or a combination of cash and shares of Applicable Stock, the method of calculating the Market Price of the shares of Applicable Stock;

                  (ix) that because the Market Price of the Applicable Stock will be determined prior to the Change of Control Repurchase Date, Holders of the Securities will bear the market risk that the shares of Applicable Stock to be received will decline in value between the date such Market Price is determined and the Change of Control Repurchase Date;

                  (x) the name and address of the Paying Agent and the Conversion Agent;

                  (xi) the Conversion Rate and any adjustments thereto;

                  (xii) that the Securities as to which a Change of Control Repurchase Notice has been given may be converted if they are otherwise convertible pursuant to Article XII only if the Change of Control Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (xiii) that the Securities must be surrendered to the Paying Agent to collect payment;

                  (xiv) that the Change of Control Repurchase Price for any Security as to which a Change of Control Repurchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change of Control Repurchase Date and the time of surrender of such Security as described in 5.1(b)(xiii);

                  (xv) the procedures the Holder must follow to exercise its put right under this Section 5.1;

                  (xvi) the conversion rights, if any, of the Securities;

                  (xvii) the procedures for withdrawing a Change of Control Repurchase Notice;

                  (xviii) that, unless the Company defaults in making payment of such Change of Control Repurchase Price, interest and Additional Amounts, if any, on Securities surrendered for repurchase by the Company will cease to accrue on and after the Change of Control Repurchase Date; and

                  (xix) the CUSIP number(s) of the Securities.

      At the Company's request, the Trustee shall give the notice of Change of Control in the Company's name and at the Company's expense; provided, however, that the Company makes such request at least five Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such notice of Change of Control must be given to the Holders in accordance with this Section 5.1(b); provided, further, that the text of the notice of Change of Control shall be prepared by the Company.

            (c) A Holder may exercise its right specified in Section 5.1(a) upon delivery of a written notice of repurchase (a "CHANGE OF CONTROL REPURCHASE NOTICE") to the Paying Agent at any time prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Change of Control Repurchase Date, stating:

                  (i) the certificate number of the Security which the Holder will deliver to be repurchased or the appropriate depositary procedures if Certificated Securities have not been issued;

                  (ii) the portion of the principal amount of the Security which the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple of $1,000;

                  (iii) that such Security shall be repurchased with respect to the Change of Control Repurchase Date pursuant to the terms and conditions specified in Section 6 of the Securities and in this Indenture; and

                  (iv) in the event the Company elects, pursuant to Section 5.2(b), to pay the Change of Control Repurchase Price, in whole or in part, in shares of Applicable Stock but such portion of the Change of Control Repurchase Price shall ultimately be paid to such Holder entirely in cash because any of the conditions to payment of the Change of Control Repurchase Price in shares of Applicable Stock is not satisfied prior to 5:00 p.m., Birmingham, Alabama time, on the

Business Day immediately preceding the Change of Control Repurchase Date, as set forth in Section 5.2(b), whether such Holder elects to (A) withdraw such Change of Control Repurchase Notice as to some or all of the Securities to which such Change of Control Repurchase Notice relates (stating the principal amount and certificate numbers, if any, or the appropriate Depositary procedures, if applicable, of the Securities as to which such withdrawal shall relate), or (B) receive cash in respect of the entire Change of Control Repurchase Price for all Securities (or portions thereof) to which such Change of Control Repurchase Notice relates.

      The delivery of such Security to the Paying Agent with, or at any time after delivery of, the Change of Control Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change of Control Repurchase Price therefor; provided, however, that such Change of Control Repurchase Price shall be so paid pursuant to this Section 5.1 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change of Control Repurchase Notice.

      If a Holder, in such Holder's Change of Control Repurchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of Section 5.3, fails to indicate such Holder's choice with respect to the election set forth in Section 5.1(c)(iv), such Holder shall be deemed to have elected to receive cash in respect of the entire Change of Control Repurchase Price for all Securities subject to such Change of Control Repurchase Notice in the circumstances set forth in such Section 5.1(c)(iv).

      The Company shall repurchase from the Holder thereof, pursuant to this
Section 5.1, a portion of a Security, so long as the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Security also apply to the repurchase of such portion of such Security.

      Any repurchase by the Company contemplated pursuant to the provisions of this Section 5.1 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change of Control Repurchase Date and the time of delivery of the Security.

      Notwithstanding anything contained herein to the contrary, any Holder delivering to the Paying Agent the Change of Control Repurchase Notice contemplated by this Section 5.1(c) shall have the right to withdraw such Change of Control Repurchase Notice at any time prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Change of Control Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 5.3.

      The Paying Agent shall promptly notify the Company of the receipt by it of any Change of Control Repurchase Notice or written notice of withdrawal thereof.

      SECTION 5.2 THE COMPANY'S RIGHT TO ELECT MANNER OF PAYMENT OF CHANGE OF CONTROL REPURCHASE PRICE.

            (a) The Securities to be repurchased with respect to any Change of Control Repurchase Date pursuant to Section 5.1(a) may be paid for at the election of the Company in cash or shares of Applicable Stock, or in any combination of cash and shares of Applicable Stock, subject to the conditions set forth in Section 5.2(b). The Company shall designate, in the notice of Change of Control delivered pursuant to Section 5.1(b), whether the Company will repurchase the Securities for cash or shares of Applicable Stock, or, if a combination thereof, the percentages of the Change of Control Repurchase Price in respect of which it will pay in cash or shares of Applicable Stock; provided, however, that the Company will pay cash for fractional interests in shares of Applicable Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to repurchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are repurchased pursuant to Section 5.1 shall receive the same percentage of cash or shares of Applicable Stock in payment of the Change of Control Repurchase Price for such Securities, except (i) as provided in this Section 5.2(a) with regard to the payment of cash in lieu of fractional shares of Applicable Stock, and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for shares of Applicable Stock because any necessary qualifications or registrations of the shares of Applicable Stock under applicable securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its notice of Change of Control to Holders except in the event of a failure to satisfy, prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Change of Control Repurchase Date, any condition to the payment of the Change of Control Repurchase Price in whole or in part, in shares of Applicable Stock.

            (b) If the Company elects to pay all or a portion of the Change of Control Repurchase Price of Securities in respect of which a Change of Control Repurchase Notice pursuant to Section 5.1(c) has been given in Applicable Stock, the number of shares of Applicable Stock to be issued shall be equal to the amount of the Change of Control Repurchase Price to be paid in shares of Applicable Stock divided by (ii) 97.5% of the Market Price of one share of Applicable Stock, subject to satisfaction of the conditions set forth in the second succeeding paragraph.

      The Company will not issue any fraction of a share of Applicable Stock in payment of the Change of Control Repurchase Price. Instead, the Company will make a cash payment (calculated to the nearest cent) equal to such fraction of a share of Applicable Stock multiplied by the Market Price of one share of Applicable Stock. If a Holder elects to have more than one Security purchased, the number of shares of Applicable Stock shall be based on the aggregate amount of Securities to be purchased.

      The Company's right to exercise its election to repurchase Securities through the issuance of shares of Applicable Stock shall be conditioned upon:

                  (i) the registration of such shares of Applicable Stock under the Securities Act and the Exchange Act, in each case, if required;

                  (ii) any qualification or registration of such shares of Applicable Stock under applicable state securities laws, if necessary, or the availability of an exemption from such qualification and registration;

                  (iii) the listing of such shares of Applicable Stock on a United States national securities exchange or the quotation of such shares of Applicable Stock in an inter-dealer quotation system of any registered United States national securities association; and

                  (iv) the receipt by the Trustee of an Officers' Certificate stating: (A) that the terms of the issuance of the shares of Applicable Stock are in conformity with this Indenture; (B) that the shares of Applicable Stock to be issued in payment of the Change of Control Repurchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Change of Control Repurchase Price in respect of Securities, will be validly issued, fully paid, non-assessable and free from preemptive rights; (C) that the conditions above and the condition set forth in (v) below have been satisfied in all material respects; and (D) the number of shares of Applicable Stock to be issued for each $1,000 principal amount of Securities and the Sale Price of a share of Applicable Stock on each Trading Day during the period commencing on the first Trading Day of the period during which the Market Price is calculated and ending on the Trading Day immediately preceding the Change of Control Repurchase Date; and

                  (v) the receipt by the Trustee of an Opinion of Counsel stating that: (A) the shares of Applicable Stock to be issued by the Company in payment of the Change of Control Repurchase Price in respect of Securities have been duly authorized, and when issued and delivered pursuant to the terms of this Indenture in payment of the Change of Control Repurchase Price in respect of Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights; and (B) the conditions in clauses (i) through (iii) above have been satisfied in all material respects.

      If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Change of Control Repurchase Date, and the Company has elected to repurchase the Securities pursuant to this Section 5.2 through the issuance of shares of Applicable Stock, the Company shall pay the entire Change of Control Repurchase Price of the Securities of such Holder or Holders in cash. Upon determination of the actual number of shares of Applicable Stock to be issued upon repurchase of Securities, the Company shall be required to disseminate a press release through a public medium as is customary for such a press release.

            (c) All shares of Applicable Stock delivered upon repurchase of the Securities shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

            (d) If a Holder of a repurchased Security is paid in shares of Applicable Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Applicable Stock. However, the Holder shall pay any such tax which is due because the Holder requests the Applicable Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Applicable Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Applicable Stock are to be issued in a name other than the Holder's name. Nothing contained herein shall preclude any income or other tax withholding required by law or regulations.

            (e) After June 30, 2008, the Company may amend this Indenture to prohibit the payment of the Change of Control Repurchase Price in shares of Applicable Stock after the date of the amendment. Such amendment may be effected by the Trustee (subject to the Trustee's rights under Article IX and Sections 11.6, 16.4 and 16.5) and the Company, in the sole discretion of the Company, without the consent of the Holders as permitted in Section 11.1(n).

      SECTION 5.3 EFFECT OF CHANGE OF CONTROL REPURCHASE NOTICE; WITHDRAWAL OF CHANGE OF CONTROL REPURCHASE NOTICE.

      Upon receipt by the Paying Agent of the Change of Control Repurchase Notice specified in Section 5.1(c), the Holder of the Security in respect of which such Change of Control Repurchase Notice was given shall (unless such Change of Control Repurchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Change of Control Repurchase Price with respect to such Security. Such Change of Control Repurchase Price shall be paid to such Holder, subject to receipts of cash and/or securities by the Paying Agent, promptly following the later of (a) the Change of Control Repurchase Date with respect to such Security (provided the conditions in Section 5.1(c) have been satisfied) and (b) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 5.1(c). Securities in respect of which a Change of Control Repurchase Notice has been given by the Holder thereof may not be converted pursuant to Article XII on or after the date of the delivery of such Change of Control Repurchase Notice unless such Change of Control Repurchase Notice has first been validly withdrawn as specified in the following paragraph.

      A Change of Control Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Change of Control Repurchase Notice at any time prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Change of Control Repurchase Date, specifying:

            (a) the certificate number, if any, or the appropriate Depository procedures, if applicable, of the Security in respect of which such notice of withdrawal is being submitted;

            (b) the principal amount of the Security with respect to which such notice of withdrawal is being submitted; and

            (c) the principal amount, if any, of such Security which remains subject to the original Change of Control Repurchase Notice and which has been or will be delivered for repurchase by the Company.

      SECTION 5.4 DEPOSIT OF CHANGE OF CONTROL REPURCHASE PRICE.

      Prior to 10:00 a.m., Birmingham, Alabama time, on the applicable Change of Control Repurchase Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of any of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on such Business
Day) and/or Applicable Stock, if permitted hereunder, sufficient to pay the aggregate Change of Control Repurchase Price of all the Securities or portions thereof which are to be repurchased on such Change of Control Repurchase Date.

      If the Paying Agent holds, in accordance with the terms hereof, at 10:00 a.m., Birmingham, Alabama time, on the Business Day immediately following the applicable Change of Control Repurchase Date, cash and/or Applicable Stock, if permitted hereunder, sufficient to pay the Change of Control Repurchase Price of any Securities for which a Change of Control Repurchase Notice has been tendered and not withdrawn pursuant to Section 5.3, then, immediately after such Change of Control Repurchase Date, such Securities will cease to be outstanding and interest and Additional Amounts, if any, on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Change of Control Repurchase Price upon delivery of such Securities).

      As soon as practicable on and after the Change of Control Repurchase Date, the Company shall deliver to each Holder entitled to receive shares of Applicable Stock through the Paying Agent, a certificate (other than in the case of Holders of Securities in book-entry form with DTC, which shares shall be delivered in accordance with DTC customary practices) for the number of full shares of Applicable Stock issuable in payment of the Change of Control Repurchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Applicable Stock is registered shall be treated as a holder of record of Applicable Stock on the Change of Control Repurchase Date. No payment or adjustment will be made for dividends on the shares of Applicable Stock the record date for which occurred on or prior to the Change of Control Repurchase Date.

      SECTION 5.5 SECURITIES REPURCHASED IN PART.

      Any Certificated Security which is to be repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not repurchased.

      SECTION 5.6 COVENANT TO COMPLY WITH SECURITIES LAWS UPON REPURCHASE OF SECURITIES.

      When complying with the provisions of Section 5.1 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall:

            (a) comply with Rule 13e- 4 and Rule 14e-1(or any successor provision) under the Exchange Act;

            (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act; and

            (c) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under this Article V to be exercised in the time and in the manner specified therein.

      To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Article V, the Company's compliance with such laws and regulations shall not in and of itself cause a breach of their obligations under this Article V.

      SECTION 5.7 REPAYMENT TO THE COMPANY.

      To the extent that the aggregate amount of cash or shares of Applicable Stock deposited by the Company pursuant to Section 5.4 exceeds the aggregate Change of Control Repurchase Price of the Securities or portions thereof which the Company is obligated to repurchase as of the Change of Control Repurchase Date then, promptly after the Change of Control Repurchase Date, the Paying Agent shall return any such excess to the Company.

                                   ARTICLE VI
                                    COVENANTS

      SECTION 6.1 PAYMENT OF SECURITIES.

      The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Principal amount, Redemption Price, Repurchase Price and Change of Control Repurchase Price and accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, shall be considered paid on the applicable date due if by 10:00 a.m., Birmingham, Alabama time, on such date the Paying Agent holds, in accordance with this Indenture, cash or other immediately available funds or securities, if permitted hereunder, sufficient to pay all such amounts then due. The Company shall, to the fullest extent permitted by law, pay interest on overdue principal and overdue installments of interest, Contingent Interest and Additional Amounts, if any, as provided in
Section 13.1. All references in this Indenture or the Securities to interest shall be deemed to include Contingent Interest as well as Additional Amounts, if any, payable pursuant to the Registration Rights Agreement.

      Payment of the principal of and interest (including Contingent Interest, if any) and Additional Amounts, if any, on the Securities shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or in Applicable Stock, as the case may be.

      If a Security is redeemed pursuant to Article III hereof or the Holder elects to require the Company to repurchase such Security pursuant to either
Article IV or Article V hereof on a date that is after the Regular Record Date and prior to the corresponding Interest Payment Date, interest (including Contingent Interest, if any) and Additional Amounts, if any, accrued and unpaid on such Security to, but not including, the applicable Redemption Date, Repurchase Date or Change of Control Repurchase Date will be paid to the same Holder to whom the Company pays the principal of such Security regardless of whether such Holder was the registered Holder on the Regular Record Date immediately preceding the applicable Redemption Date, Repurchase Date or Change of Control Repurchase Date.

      Holders must surrender the Securities to the Paying Agent to collect payment of principal.

      SECTION 6.2 SEC AND OTHER REPORTS TO THE TRUSTEE.

      The Company shall ensure delivery to the Trustee within 15 calendar days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act in accordance with TIA Section 314(a). In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with annual and quarterly reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates).

      SECTION 6.3 COMPLIANCE CERTIFICATE.

      The Company shall deliver to the Trustee within 120 calendar days after the end of each fiscal year of the Company (beginning with the fiscal year ending December 31, 2003) an Officers' Certificate, stating whether or not to the knowledge of the signers thereof, the Company is in Default in the performance and observance of any of the terms, provisions and conditions of this Indenture and if the Company shall be in Default, specifying all such Defaults and the nature and status thereof of which they may have knowledge.

      SECTION 6.4 FURTHER INSTRUMENTS AND ACTS.

      Upon reasonable request of the Trustee, or as otherwise necessary, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

      SECTION 6.5 MAINTENANCE OF OFFICE OR AGENCY OF THE TRUSTEE, REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

      The Company will maintain in Birmingham, Alabama, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, redemption, repurchase or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of SouthTrust Bank, located at 110 Office Park Drive, 2nd Floor, Mail Code: A-001-OB-0201, Birmingham, Alabama 35223, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 16.2.

      The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Birmingham, Alabama, for such purposes.

      SECTION 6.6 DELIVERY OF INFORMATION REQUIRED UNDER RULE 144A.

      At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, the Company will make available the information required pursuant to Rule 144A(d)(4) under the Securities Act to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. Whether a person is a beneficial owner shall be determined by the Company to the Company's reasonable satisfaction.

      SECTION 6.7 WAIVER OF STAY, EXTENSION OR USURY LAWS.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount, Redemption Price, Repurchase Price or Change of Control Repurchase Price in respect of Securities, or any interest and Additional Amounts, if any, on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 6.8 STATEMENT BY OFFICERS AS TO DEFAULT.

      The Company shall deliver to the Trustee, as soon as practicable and in any event within five Business Days after the Company becomes aware of the occurrence of any Default or Event of Default or, an Officers' Certificate setting forth the details of such Default or Event of Default and the action which the Company proposes to take with respect thereto.

                                  ARTICLE VII
                              SUCCESSOR CORPORATION

      SECTION 7.1 WHEN COMPANY MAY MERGE OR TRANSFER ASSETS.

      The Company shall not consolidate with or merge with or into any other Person or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, unless:

            (a) either (i) the Company shall be the continuing corporation, or
(ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, sale, lease or other disposition all or substantially all of the properties and assets of the Company substantially as an entirety (1) shall be organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, and (2) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

            (b) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

            (c) the Company shall have delivered to the Trustee an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article VII and that all conditions precedent herein provided for relating to such transaction have been satisfied.

      For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

      The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer, sale, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to Section 11.6, the Company, the Trustee and the successor Person shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.

                                  ARTICLE VIII
                              DEFAULTS AND REMEDIES

      SECTION 8.1 EVENTS OF DEFAULT.

      So long as any Securities are outstanding, each of the following shall be an "EVENT OF DEFAULT":

            (a) the Company defaults in the payment of the principal amount (or premium, if any), with respect to the Securities, when the same become due and payable;

            (b) the Company defaults in the payment of any accrued and unpaid interest (including Contingent Interest, if any) or Additional Amounts, if any, in each case, when due and payable, and continuance of such default for a period of 30 days;

            (c) the Company fails to satisfy its conversion obligation with respect to any portion of the principal amount of any Security following the exercise by the Holder of the right to convert such Security into shares of Common Stock (or cash or a combination of shares of Common Stock and cash, if the Company so elects) pursuant to and in accordance with Article XII, unless such failure is cured within five days after written notice of default is given to the Company by the Trustee or the Holder of such Security;

            (d) the Company defaults in its obligation to redeem any Security, or any portion thereof, called for redemption by the Company pursuant to and in accordance with Article III;

            (e) the Company defaults in its obligation to pay the Repurchase Price or Change of Control Repurchase Price with respect to any Security, or any portion thereof, upon the exercise by the Holder of such Holder's right to require the Company to repurchase such Securities pursuant to and in accordance with Article IV or V;

            (f) the Company fails to comply with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (a) through (e) above) and such failure continues for 60 days after receipt by the Company of a Notice of Default (defined below);

            (g) the Company fails to pay when due at maturity or there occurs a default that results in the acceleration of maturity of any indebtedness for borrowed money of the Company or any Significant Subsidiary in an aggregate amount of $10,000,000 or more, unless the acceleration is rescinded, stayed or annulled within 30 days after receipt by the Company of a Notice of Default;

            (h) the Company or any Significant Subsidiary, pursuant to or under or within the meaning of any Bankruptcy Law:

                  (i) commences a voluntary case or proceeding;

                  (ii) consents to the entry of any order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

                  (iii) consents to the appointment of a Custodian of it or for any substantial part of its property;

                  (iv) makes a general assignment for the benefit of its creditors;

                  (v) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

                  (vi) consents to the filing of such petition or the appointment of or taking possession by a Custodian; or

            (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company or any Significant Subsidiary, in an involuntary case or proceeding, or adjudicates the Company or any Significant Subsidiary insolvent or bankrupt;

                  (ii) appoints a Custodian of the Company or any Significant Subsidiary, or for any substantial part of its property; or

                  (iii) orders the winding up or liquidation of the Company or any Significant Subsidiary, and the order of decree remains unstayed and in effect for 60 days.

      A Default under clause (f) or (g) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (f) or (g) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "NOTICE OF DEFAULT."

      SECTION 8.2 ACCELERATION.

      If an Event of Default (other than an Event of Default specified in Section 8.1(h) or (i)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal amount plus accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, on all the Securities to be immediately due and payable. Upon such a declaration, such accelerated amount shall be due and payable immediately.

      If an Event of Default specified in Section 8.1(h) or (i) occurs and is continuing, the principal amount plus accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders.

      The Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount plus accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 9.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

      SECTION 8.3 OTHER REMEDIES.

      If an Event of Default occurs and is continuing, the Trustee may, but shall not be obligated to, pursue any available remedy to collect the payment of the principal amount plus accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

      The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

      SECTION 8.4 WAIVER OF PAST DEFAULTS.

      Subject to Sections 8.7 and 11.2, the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except:

            (a) an Event of Default in the payment of the principal of, any premium or interest (including Contingent Interest, if any) on, or any Additional Amounts with respect to, any Security; or

            (b) a Default in respect of any provision of this Indenture or the Securities, which, under Section 11.2, cannot be amended or modified without the consent of each Securityholder affected thereby.

      When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This
Section 8.4 shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

      SECTION 8.5 CONTROL BY MAJORITY.

      The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it.

This Section 8.5 shall be in lieu of Section 316(a)(1)(A) of the TIA and such
Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

      SECTION 8.6 LIMITATION ON SUITS.

      A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

            (a) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

            (b) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

            (c) such Holder or Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

            (d) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

            (e) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

      A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

      SECTION 8.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT OR TO CONVERT.

      Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount, Redemption Price, Repurchase Price, Change of Control Repurchase Price or interest (including Contingent Interest, if any) and Additional Amounts, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities and in this Indenture, and to convert such Securities in accordance with Article XII, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, is absolute and unconditional and shall not be impaired or affected adversely without the consent of such Holder.

      SECTION 8.8 COLLECTION SUIT BY TRUSTEE.

      If an Event of Default described in Section 8.1(a), (b), (d) or (e) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or another obligor on the Securities for the whole amount owing with respect to the Securities and the amounts provided for in Section 9.7.

      SECTION 8.9 TRUSTEE MAY FILE PROOFS OF CLAIM.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount, Redemption Price, Repurchase Price, Change of Control Repurchase Price or interest and Additional Amounts, if any, in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (a) to file and prove a claim for the whole amount of the principal amount, Redemption Price, Repurchase Price, Change of Control Repurchase Price, or interest and Additional Amounts, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 9.7) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 9.7.

      Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 8.10 PRIORITIES.

      If the Trustee collects any money pursuant to this Article VIII, it shall pay out the money in the following order:

            FIRST: to the Trustee for amounts due under Section 9.7;

            SECOND: to Securityholders for amounts due and unpaid on the Securities for the principal amount, Redemption Price, Repurchase Price, Change of Control Repurchase Price or interest (including Contingent Interest, if any) and Additional Amounts, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

            THIRD: the balance, if any, to the Company.


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
      The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 8.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

      SECTION 8.11 UNDERTAKING FOR COSTS.

      In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 8.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 8.7 or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding. This Section 8.11 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

      SECTION 8.12 RESTORATION OF RIGHTS AND REMEDIES.

      If the Trustee or any Holder has instituted any proceedings to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                   ARTICLE IX
                                     TRUSTEE

      SECTION 9.1 DUTIES OF TRUSTEE.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise of those rights and powers as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. For purposes of this Section 9.1 and any applicable provisions of the TIA relating to the subject matter of this Section that are not permissively excluded from this Indenture in accordance with provisions of the TIA, the term "default" is hereby defined as an Event of Default which has occurred and is continuing and of which the Trustee has actual knowledge under this Indenture.

            (b) Except during the continuance of an Event of Default:

                  (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture (including those incorporated as reference to the TIA), and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

This Section 9.1(b) shall be in lieu of Section 315(a) of the TIA and such
Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

            (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

                  (i) this Section (c) does not limit the effect of Section (b) of this Section 9.1;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.5.

Subparagraphs (c)(i), (ii) and (iii) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA, respectively, and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

            (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 9.1.

            (e) The Trustee may refuse to perform any duty or exercise any right or power or expend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

            (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

            (g) Notwithstanding anything contained in this Indenture to the contrary, the duties and responsibilities of the Trustee under this Indenture shall be subject to the protections, exculpations and limitations on liability afforded to the Trustee under the provisions of the TIA, including those provisions of such Act deemed by the TIA to be included herein (except to the extent expressly excluded herein pursuant to a provision of the TIA permitting such exclusion).

            (h) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 9.2 RIGHTS OF TRUSTEE.

      Subject to its duties and responsibilities under Section 9.1 and under the TIA,

            (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

            (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through any number of agents (including, without limitation, authenticating agents and paying agents), servicers, custodians, nominees or attorneys, (any or all of which agents, servicers, custodians, nominees or attorneys, in Trustee's discretion, may be affiliates of the Trustee) and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, servicer, custodian, nominee or attorney appointed with due care by it hereunder;

            (d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

            (e) the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in reliance on such advice or Opinion of Counsel;

            (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

            (g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

            (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

            (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other person employed to act hereunder; and

            (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

            (l) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company, except as otherwise set forth herein.

            (m) in the event that the Trustee is also acting as Paying Agent, Registrar, Conversion Agent, Bid Solicitation Agent or transfer agent hereunder, the rights, indemnities (including without limitation Section 9.7) and protections afforded to the Trustee pursuant to this Article Nine shall also be afforded to such Paying Agent, Registrar, Conversion Agent, Bid Solicitation Agent or transfer agent.

      SECTION 9.3 INDIVIDUAL RIGHTS OF TRUSTEE.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 9.10 and 9.11.

      SECTION 9.4 TRUSTEE'S DISCLAIMER.

      The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in any registration statement for the Securities under the Securities Act or in any offering document for the Securities, this Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

      SECTION 9.5 NOTICE OF DEFAULTS.

      If a Default occurs and if the Trustee has actual knowledge of such Default, the Trustee shall give to each Securityholder notice of the Default within 90 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 8.1(a), (b), (d) or (e), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the best interest of the Securityholders and provided, further, that in the case of any Default described in Section 8.1(f), no such notice need be given to Holders until at least 30 days after the occurrence thereof. The preceding sentence shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.

      SECTION 9.6 REPORTS BY TRUSTEE TO HOLDERS.

      Within 60 days after each April 15 beginning with April 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such April 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

      A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting thereof.

      SECTION 9.7 COMPENSATION AND INDEMNITY.

      The Company agrees to:

            (a) pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own gross negligence or willful misconduct; and

            (c) indemnify, defend and hold harmless the Trustee and its directors, officers, agents and employees (collectively, the "INDEMNITEES") from and against any and all claims, liabilities, losses, damages, fines, penalties, taxes (other than taxes on the income of the Trustee) and expenses, including without limitation out-of-pocket and incidental expenses and reasonable legal fees (including the allocated costs and expenses of in-house counsel and legal staff) ("LOSSES") that may be imposed on, incurred by, or asserted against, the Indemnitees or any one or more of them in connection with following any instructions or other directions upon which the Trustee is authorized to rely pursuant to the terms of this Indenture; and

            (d) in addition to and not in limitation of the provisions of subsection (c) of this Section 9.7, indemnify, defend and hold harmless the Indemnitees and each of them from and against any and all Losses that may be imposed on, incurred by, or asserted against the Indemnitees or any one or more of them in connection with or arising out of the exercise of performance by the Trustee of any of its powers, rights or duties under this Indenture or as required by law, other than Losses arising from the gross negligence or willful misconduct of the applicable Indemnitee.

      The Trustee shall have the right to employ separate counsel in any such action or proceeding and participate in the investigation and defense thereof, and the Company shall pay the reasonable fees and expenses of such separate counsel; provided, however, that the Trustee may only employ separate counsel at the expense of the Company if in the judgment of the Trustee (i) a conflict of interest exists by reason of common representation, or (ii) there are legal defenses available to the Trustee that are different from or are in addition to those available to the Company or if all parties commonly represented do not agree as to the action (or inaction) of counsel.

      To secure the Company's payment obligations in this Section 9.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal amount, Redemption Price, Repurchase Price, Change of Control Repurchase Price or interest (including Contingent Interest, if any) and Additional Amounts, if any, as the case may be, on particular Securities.

      "Trustee" for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any person serving as Trustee under this Indenture shall not affect the rights under this Section 9.7 of any other person serving as Trustee under this Indenture.

      The Company's payment obligations pursuant to this Section 9.7 shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 8.1(h) or (i), the expenses including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any Bankruptcy Law.

      SECTION 9.8 REPLACEMENT OF TRUSTEE.

      The Trustee may resign by so notifying the Company; provided, however, that no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 9.8. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

            (a) the Trustee fails to comply with Section 9.10;

            (b) the Trustee is adjudged bankrupt or insolvent;

            (c) a receiver or public officer takes charge of the Trustee or its property; or

            (d) the Trustee otherwise becomes incapable of acting.

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 9.7.

      If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition at the expense of the Company any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

      If the Trustee fails to comply with Section 9.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      SECTION 9.9 SUCCESSOR TRUSTEE BY MERGER.

      If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

      SECTION 9.10 ELIGIBILITY; DISQUALIFICATION.

      The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing contained herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA Section 310(b).

      SECTION 9.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

      The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                    ARTICLE X
                             DISCHARGE OF INDENTURE

      SECTION 10.1 DISCHARGE OF LIABILITY ON SECURITIES.

      When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced or repaid pursuant to Section 2.7) for cancellation, or (ii) all outstanding Securities have become due and payable (whether at the Stated Maturity or upon acceleration, or on any Redemption Date, or with respect to any Repurchase Date or Change of Control Repurchase Date, or upon conversion) and the Company deposits with the Paying Agent or Conversion Agent cash or Applicable Stock sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 9.7, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

      SECTION 10.2 REPAYMENT TO THE COMPANY.

      The Trustee and the Paying Agent shall return to the Company upon written request any cash or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the cash or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such cash or securities for that period commencing after the return thereof.

                                   ARTICLE XI
                                   AMENDMENTS

      SECTION 11.1 WITHOUT CONSENT OF HOLDERS.

      The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder to:

            (a) add to the covenants of the Company for the benefit of the Holders of Securities;

            (b) surrender any right or power herein conferred upon the Company;

            (c) provide for conversion rights of Holders of Securities if any reclassification or change of the shares of Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

            (d) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer, sale, lease or other disposition pursuant to Article VII;

            (e) increase the Conversion Rate and reduce the Conversion Price; provided, however, that such increase in the Conversion Rate and reduction in the Conversion Price is in accordance with the terms of this Indenture or shall not adversely affect the interests of the Holders of Securities (after taking into account tax and other consequences of such reduction) in any material respect;

            (f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

            (g) provide for a successor Trustee with respect to the Securities;

            (h) add any additional Events of Default with respect to all or any of the Securities;

            (i) secure the Securities;

            (j) supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the discharge of the Securities, provided that such change or modification does not adversely affect the interests of the Holders of the Securities in any material respect;

            (k) make any changes or modifications necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (k) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

            (l) cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (l) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

            (m) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which would not reasonably be expected to adversely affect the interests of the Holders of Securities in any material respect; and

            (n) after June 30, 2008, eliminate the right of the Company to pay the Repurchase Price in Common Stock, or to pay the Change of Control Repurchase Price in Applicable Stock.

      SECTION 11.2 WITH CONSENT OF HOLDERS.

      Except as provided below in this Section 11.2, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case with the written consent or affirmative vote of the Holders of not less than a majority of the principal amount of the Securities at the time outstanding.

      Without the written consent or the affirmative vote of each Holder of Securities affected thereby (in addition to the written consent or the affirmative vote of the holders of at least a majority of the principal amount of the Securities at the time outstanding), an amendment or waiver under this
Section 11.2 may not:

            (a) change the maturity of the principal amount of, or the payment date of any installment of interest (including Contingent Interest, if any) or Additional Amounts, if any, on, any Security;

            (b) reduce the principal amount of, or rate of interest (including Contingent Interest, if any) or Additional Amounts, if any, on, or the premium amount, Redemption Price, Repurchase Price or Change of Control Repurchase Price of, any Security;

            (c) change the place of payment or the currency of payment of principal amount of, or interest (including Contingent Interest, if any) or Additional Amounts, if any, on, or the Redemption Price, Repurchase Price or Change of Control Repurchase Price of, any Security from U.S. Dollars or shares of Additional Stock as provided herein;

            (d) alter the manner of calculation or rate of accrual of Contingent Interest, on any Security;

            (e) impair the right of any Holder to institute suit for the enforcement of any repurchase of, payment on or with respect to, or conversion of, any Security on or after the stated maturity of the Securities, in the case of redemption, on or after the Redemption Date, or in the case of repayment at the option of the Holder, on or after the Repurchase Date or Change of Control Repurchase Date;

            (f) modify the obligation of the Company to maintain an agency in Birmingham, Alabama pursuant to Section 6.5;

            (g) adversely affect the right of Holders of the Securities to convert such Securities as provided in Article XII;

            (h) adversely affect the right of Holders of the Securities to require us to repurchase such Securities as provided in Articles IV and V;

            (i) modify the optional redemption provisions of Article III in a manner adverse to the Holders of the Securities;

            (j) reduce the percentage of the principal amount of the outstanding Securities the written consent or affirmative vote of whose Holders is required to take specific actions under the Indenture;

            (k) reduce the percentage of the principal amount of the outstanding Securities the written consent or affirmative vote of whose Holders is required for any waiver of any past Default provided for in this Indenture; or

            (l) modify any of (a)-(k) above.

      It shall not be necessary for the consent of the Holders under this
Section 11.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment under this Section 11.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

      Nothing contained in this Section 11.2 shall impair the ability of the Company and the Trustee to amend this Indenture or the Securities without the consent of any Securityholder to provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer, sale, lease or other disposition pursuant to Article VII.

      SECTION 11.3 COMPLIANCE WITH TRUST INDENTURE ACT.

      Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

      SECTION 11.4 REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS.

      Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

      SECTION 11.5 NOTATION ON OR EXCHANGE OF SECURITIES.

      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XI may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

      SECTION 11.6 TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES.

      The Trustee shall sign any supplemental indenture authorized pursuant to this Article XI if the amendment contained therein does not affect the rights, duties, liabilities or immunities of the


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
Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall receive, and (subject to the provisions of Section 9.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

      SECTION 11.7 EFFECT OF SUPPLEMENTAL INDENTURES.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except to the extent provided in Section 11.2(a)-(l).

                                   ARTICLE XII
                                   CONVERSION

      SECTION 12.1 CONVERSION PRIVILEGE.

            (a) Subject to and upon compliance with the provisions of this
Article XII, a Holder of a Security shall have the right, at such Holder's option, to convert all or any portion (if the portion to be converted is $1,000 or an integral multiple of $1,000) of such Security into shares of Common Stock at the Conversion Rate in effect on the date of conversion only as follows:

                  (i) during any fiscal quarter if the Sale Price of the Common Stock for at least 20 Trading Days in the Measurement Period of the immediately preceding quarter exceeds 120% of the Conversion Price in effect as of the last Trading Day of such Measurement Period (in the event that the Conversion Price on such last Trading Day of such Measurement Period is not the same as the Conversion Price in effect for each of the Trading Days in such Measurement Period, the Conversion Agent shall make such adjustments as it, in its discretion, deems appropriate in determining whether the foregoing condition has been met);

                  (ii) at any time prior to the close of business on the second Business Day immediately preceding the Redemption Date, if such Security has been called for redemption pursuant to Article III hereof; provided, however, that if a Holder already has delivered a Repurchase Notice or a Change of Control Repurchase Notice with respect to a Security, the Holder may not surrender that Security for conversion until the Holder has withdrawn the notice in accordance with Section 4.3 or Section 5.3 hereof; or

                  (iii) as provided in Section (b) of this Section 12.1.

      The Conversion Agent shall, on behalf of the Company, determine at the end of each applicable Measurement Period whether the Securities shall be convertible as a result of the occurrence of an event specified in clause (i) above and, if the Securities shall be so convertible, the Conversion Agent shall promptly deliver to the Company and the Trustee written notice thereof. Whenever the Securities shall become convertible pursuant to this Section 12.1, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the Holders in writing of the event triggering such convertibility in the manner provided in Section 16.2, and the Company shall also publicly announce such information


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
and publish it on the Company's Website. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

            (b) In addition, in the event that:

                  (i) (A) the Company elects to distribute to all holders of its Common Stock rights or warrants entitling them (for a period expiring within 60 days of the Record Date for such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the average Sale Price of the Common Stock for the ten Trading Days immediately preceding the date of declaration of such distribution;

                        (B) the Company distributes to all holders of its Common Stock, cash or other assets, debt securities or rights to purchase its securities, where the Fair Market Value of such distribution per share of Common Stock exceeds 15% of the Sale Price of a share of Common Stock on the Business Day immediately preceding the date of declaration of such distribution; or

                        (C) a Change of Control occurs but Holders of Securities do not have the right to require the Company to purchase their Securities as a result of such Change of Control, because of the provisions set forth in Section 5.1(a)(ii);

then, in each case, the Securities may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such right, which shall be not less than 20 days prior to the Ex-Dividend Time for such distribution, in the case of (A) or (B), or within 30 days after the occurrence of the Change of Control, in the case of (C), until the earlier of the close of business on the Business Day immediately preceding the Ex-Dividend Time or the date the Company announces that such distribution will not take place, in the case of (A) or (B), or the earlier of 30 days after the Company's delivery of the Change of Control Purchase Notice or the date the Company announces that the Change of Control will not take place, in the case of (C); provided, however, that in the case of (A) or (B), a Holder of Securities may not surrender Securities for conversion if the Holder will otherwise participate in such distribution; and

                  (ii) the Company consolidates with or merges into another corporation, or is a party to a binding share exchange pursuant to which the shares of Common Stock would be converted into cash, securities or other property as set forth in Section 12.4 hereof, then the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date announced by the Company as the anticipated effective date of such transaction until 15 days after the actual date of such transaction; provided, however, that the Securities shall be converted into the kind and amount of cash, securities or other property which the Holder of the Securities is entitled under Section 12.3(g).

      SECTION 12.2 CONVERSION PROCEDURE; CONVERSION RATE; FRACTIONAL SHARES.

            (a) Each Security shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock. The Security will be converted into shares Common Stock at the Conversion Rate therefor.


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
      No payment or adjustment shall be made in respect of dividends on the Common Stock or accrued interest or accrued and unpaid Contingent Interest, if any, on a converted Security, except as described in Section 12.9 hereof.

      The Company shall not issue any fraction of a share of Common Stock in connection with any conversion of Securities, but instead shall, subject to Sections 12.3(h) and 12.13(a)(iii) hereof, make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Sale Price of the Common Stock on the last Trading Day prior to the date of conversion.

      Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Purchase Notice or Change of Control Purchase Notice exercising such Holder's option to require the Company to repurchase such Security may be converted only if such notice of exercise is withdrawn in accordance with Sections 4.3 or 5.3 hereof, as the case may be, prior to the close of business on the Business Day immediately preceding the applicable Repurchase Date or Change of Control Repurchase Date, as the case may be.

            (b) Before any Holder of a Security shall be entitled to convert the same into Common Stock, such Holder shall, in the case of Securities issued in global form, comply with the procedures of the Depository in effect at that time, and in the case of definitive Securities, surrender such Securities, duly endorsed to the Company or in blank, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place in the form of the Conversion Notice attached to the Security (the "CONVERSION NOTICE") that such Holder elects to convert the same and shall state in writing therein the principal amount of Security to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

      Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest on the Securities, as provided in Section 12.9, and all taxes or duties, if any, as provided in Section 12.8.

      If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Security (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at the office of the Conversion Agent to such Holder of a Security, or to such Holder's nominee or nominees, certificates (other than in the case of Holders of Securities in book-entry form with DTC, which shares shall be delivered in accordance with DTC customary practices) for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together, subject to the next to last sentence of Section (a) above, with cash in lieu of any fraction of a share to which such Holder would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

      If shares of Common Stock to be issued upon conversion of a Restricted Security are to be issued in the name of a Person other than the Holder of such Restricted Security, such Holder must


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
deliver to the Conversion Agent a certification in substantially the form set forth in a Transfer Certificate dated the date of surrender of such Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Restricted Security. The Company shall not be required to issue Common Stock upon conversion of any such Restricted Security to a Person other than the Holder if such Restricted Security is not so accompanied by a properly completed certification, and the Registrar shall not be required to register Common Stock upon conversion of any such Restricted Security in the name of a Person other than the Holder if such Restricted Security is not so accompanied by a properly completed certification.

            (c) A Security shall be deemed to have been converted as of the close of business on the date that such Security has been surrendered for conversion or the procedures of the Depositary have been complied with, as the case may be, as provided above, and all other procedures and requirements for conversion have been complied with, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of the close of business on such date. Upon conversion, all obligations under the Securities so converted will be deemed satisfied, including with respect to any accrued and unpaid interest (including Contingent Interest, if any).

            (d) In case any Certificated Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section
12.8 hereof), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Certificated Securities. A Holder will not be entitled to any rights as a holder of shares of Common Stock, including, among other things, the right to vote and receive dividends and notices of stockholder meetings, until the conversion is effective.

      SECTION 12.3 ADJUSTMENT OF CONVERSION RATE FOR COMMON STOCK.

      The Conversion Rate shall be adjusted from time to time as follows:

            (a) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to all holders of its outstanding shares of Common Stock, then the Conversion Rate in effect at the opening of business on the date next following the Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Conversion Rate by a fraction:

                  (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on such Record Date fixed for such determination and the total number of shares constituting such dividend or other distribution; and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date.

      Such increase shall become effective immediately prior to the opening of business on the day following the Record Date fixed for such determination.


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
      If any dividend or distribution of the type described in this Section 12.3(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

            (b) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, issue rights or warrants for a period expiring within 60 days after the date of announcement of such issuance (other than any rights or warrants referred to in Section 12.3(d)), to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock), at a price per share (or having a conversion, exchange or exercise price per share) less than the Sale Price of the Common Stock on the Business Day immediately preceding the date of the announcement of such issuance (treating the conversion, exchange or exercise price per share of the securities convertible into or exchangeable or exercisable for Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into or exchangeable or exercisable for Common Stock and (ii) any additional consideration initially payable upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), then the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the date after such date of announcement by a fraction:

                  (i) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible, exchangeable or exercisable securities so offered are convertible, exchangeable or exercisable); and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares (or convertible, exchangeable or exercisable securities) which the aggregate offering price of the total number of shares (or convertible, exchangeable or exercisable securities) so offered for subscription or purchase (or the aggregate conversion, exchange or exercise price of the convertible securities so offered) would purchase at the Sale Price of the Common Stock on the Business Day immediately preceding the date of the announcement of such issuance (determined by multiplying such total number of shares so offered by the exercise price of such rights or warrants and dividing the product so obtained by such Sale Price).

      Such adjustment shall become effective immediately prior to the opening of business on the day following the date of announcement of such issuance.

      To the extent that shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the


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
Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if the date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration if other than cash, to be determined in good faith by the Board of Directors of the Company.

            (c) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case the Company shall, at any time or from time to time while any of the Securities are outstanding, combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced. In each such case, the Conversion Rate shall be adjusted by multiplying such Conversion Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such subdivision or combination and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination. Such reduction or increase, as the case may be, shall become effective immediately prior to the opening of business on the day following the day upon which such subdivision or combination becomes effective.

            (d) (i) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, by dividend or otherwise, distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock is not changed or exchanged), shares of its capital stock (other than any dividends or distributions to which Section 12.3(a) applies), evidences of its Indebtedness or assets, including securities, but excluding (w) any rights or warrants referred to in Section 12.3(c), (x) dividends or distributions of stock referred to in Section 12.3(a), (y) dividends and distributions of stock, securities or other property or assets (including cash) in connection with the reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.4 applies and (z) dividends and distributions paid exclusively in cash referred to in Section 12.3(e) (such capital stock, evidence of its indebtedness, assets or securities being distributed hereinafter in this Section 12.3(d) called the "DISTRIBUTED ASSETS"), then, in each such case, subject to the other provisions of this
Section 12.3(d), the Conversion Rate shall be increased so that the same shall be equal to the price determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction:

                        (A) the numerator of which shall be the Current Market
            Price of the Common Stock; and

                        (B) the denominator of which shall be such Current
            Market Price less the Fair Market Value on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the


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
            number of shares of Common Stock outstanding on the Record Date) (determined as provided in Section 12.3(g)).

      Such increase shall become effective immediately prior to the opening of business on the day following the Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

                  (ii) If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 12.3(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "REFERENCE PERIOD") used in computing the Current Market Price pursuant to Section 12.3(g) to the extent possible, unless the Board of Directors determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.

                  (iii) In the event any such distribution consists of shares of capital stock of, or similar equity interests in, one or more of the Company's Subsidiaries (a "SPIN-OFF"), the Fair Market Value of the securities to be distributed shall equal the average of the closing sale prices of such securities on the principal securities market on which such securities are traded for the five consecutive Trading Days commencing on and including the sixth Trading Day of those securities after the effectiveness of the Spin-Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin-Off occurs simultaneously with the Spin-Off, Fair Market Value of the securities distributed in the Spin-Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Sale Price for the Common Stock on the same Trading Day.

                  (iv) Rights or warrants distributed by the Company to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"), are deemed to be transferred with such shares of Common Stock, (y) are not exercisable, and (z) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 12.3(d) (and no adjustment to the Conversion Rate under this Section 12.3(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets, or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Rate under this Section 12.3(d):

                        (A) in the case of any such rights or warrants which
            shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase; and

                        (B) in the case of such rights or warrants which shall
            have expired or been terminated without exercise, the Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

                  (v) For purposes of this Section 12.3(d) and Sections 12.3(a), 12.3(b) and 12.3(c), any dividend or distribution to which this Section 12.3(d) is applicable that also includes (x) shares of Common Stock, (y) a subdivision or combination of shares of Common Stock to which Section 12.3(b) applies, or
(z) rights or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to which Section 12.3(c) applies (or any combination thereof), shall be deemed instead to be:

                        (A) a dividend or distribution of the evidences of
            indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination or such rights or warrants or securities convertible into or exercisable or exchangeable for Common Stock to which Sections 12.3(a), 12.3(b) and 12.3(c) apply, respectively (and any Conversion Rate increase required by this Section 12.3(d) with respect to such dividend or distribution shall then be made), immediately followed by

                        (B) a dividend or distribution of such shares of Common
            Stock, such subdivision or combination or such rights or warrants or securities convertible into or exercisable or exchangeable for Common Stock (and any further Conversion Rate increase required by Sections 12.3(a), 12.3(b) and 12.3(c) with respect to such dividend or distribution shall then be made), except:

                              (1) the Record Date of such dividend or
            distribution shall be substituted as (x) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution," "Record Date fixed for such determinations" and "Record Date" within the meaning of Section 12.3(a), (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of
            Section 12.3(b), and (z) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants," "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Record Date" within the meaning of Section 12.3(c); and

                              (2) any shares of Common Stock included in such
            dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.3(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

            (e) In case the Company shall, at any time or from time to time while any of the Securities are outstanding, by dividend or otherwise, distribute to all holders of its shares of Common Stock, cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.4 applies or as part of a distribution referred to in Section 12.3(d)) in an aggregate per share amount that exceeds (the "Excess Amount"):

                  (i) from the Issue Date to June 30, 2008, $0.025 per share of Common Stock for any fiscal quarter or $0.10 per share of Common Stock for any fiscal year; or

                  (ii) after June 30, 2008, 0.625% of Market Capitalization, on a per share basis, for any fiscal quarter or 2.5% of Market Capitalization on a per share basis, for any fiscal year where "MARKET CAPITALIZATION" equates to the product of (y) the Sale Price of the Common Stock on the Record Date with respect to such distribution times (z) the number of shares of Common Stock outstanding on such Record Date;

then, and in each such case, immediately after the close of business on such Record Date the Conversion Rate shall be increased so that the same shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the close of business of such Record Date by a fraction:

                        (A) the numerator of which shall be equal to the Current
            Market Price on the Record Date; and

                        (B) the denominator of which shall be equal to the
            Current Market Price on the Record Date, less an amount equal to the Excess Amount.

            (f) In case a tender offer or exchange offer made by the Company or any of its Subsidiaries for all or any portion of the shares of Common Stock shall expire and such tender offer or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer or exchange offer) of shares tendered) of an aggregate consideration having a Fair Market Value that exceeds the product of the Sale Price of the Common Stock on the last Trading Day before such tender offer or exchange offer is publicly announced, (the "TENDER ADJUSTMENT CALCULATION DATE"), times the number of shares of Common Stock purchased in such tender offer or exchange offer (such excess, the "EXCESS TENDER AMOUNT"), then, and in each such case, immediately prior to the opening of business on the Trading Day after the last date the tender could have been made pursuant to the tender offer or exchange offer (the "EXPIRATION TIME"), the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:


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
                        (A) the numerator of which shall be the product of the
             number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Sale Price of the Common Stock on the Tender Adjustment Calculation Date; and

                        (B) the denominator of which shall be the (y) the
             product of (1) the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by (2) Sale Price of the Common Stock on the Tender Adjustment Calculation Date, less (z) the Excess Tender Amount.

      Such increase (if any) shall become effective immediately prior to the opening of business on the Business Day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all or a portion of such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such (or such portion of the) tender offer had not been made.

      Pursuant to rights issued under any of the Company's rights plans, if holders of the Securities exercising the right of conversion attaching after the date the rights separate from the underlying Common Stock are not entitled to receive the rights that would otherwise be attributable to the shares of Common Stock received upon conversion, the Conversion Rate will be adjusted as though the rights were being distributed to holders of Common Stock on the date of such separation. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment will be made to the Conversion Rate on an equitable basis.

            (g) If the Company is a party to a consolidation, merger, or binding share exchange, reclassifies the shares of Common Stock or conveys, transfers or leases its properties and assets substantially as an entirety to any Person, in each case pursuant to which the shares of Common Stock are converted into cash, securities or other property, then at the effective time of the transaction, the right to convert a Security into shares of Common Stock will be changed into a right to convert a Security into the kind and amount of cash, securities or other property that the Holder would have received if the Holder had converted such Securities immediately prior to the transaction.

            (h) For purposes of this Article XII, the following terms shall have the meanings indicated:

      "CURRENT MARKET PRICE" on any date means the average of the daily Sale Prices per share of Common Stock for the three consecutive Trading Days immediately prior to such date; provided, however, that if:

                  (i) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.3(a), (b),
(c), (d), (e), or (f) occurs during such three consecutive


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Trading Days, the Sale Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by dividing such Sale Price by the same fraction by which the Conversion Rate is so required to be adjusted as a result of such other event;

                  (ii) the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.3(a), (b), (c), (d), (e), or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Sale Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by dividing such Sale Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such other event; and

                  (iii) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Sale Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (determined in a manner consistent with any determination of such value for purposes of Section 12.3(d), (e) or (f)) of the evidences of Indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

For purposes of any computation under Section 12.3(f), if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.3(a), (b), (c), (d), or
(f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Sale Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by dividing such Sale Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

                  (i) with respect to any issuance or distribution, means the first date on which the shares of Common Stock trade regular way on the relevant exchange or in the relevant market from which the Sale Price was obtained without the right to receive such issuance or distribution;

                  (ii) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

                  (iii) with respect to any tender or exchange offer, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the public announcement of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Conversion Rate are called for pursuant to this Section 12.3, such adjustments shall be made to the Current Market Price as


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may be necessary or appropriate to effectuate the intent of this Section 12.3 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

      "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction (as determined in good faith by the Board of Directors, whose good faith determination shall be conclusive).

      "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of shares of Common Stock have the right to receive any cash, securities or other property or in which the shares of Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

            (i) The Company shall be entitled to make such additional increases in the Conversion Rate, in addition to those required by Sections 12.3(a), (b),
(c), (d), (e) and (f), as shall be necessary in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of shares of Common Stock or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock for United States Federal income tax purposes.

            (j) To the extent permitted by applicable law, the Company may, from time to time, increase the Conversion Rate by any amount for any period of time, if such period is at least 20 days, the Board of Directors determines that the increase in the Conversion Rate is in the best interest of the Company, and the increase is irrevocable during the period. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the register of the Securities maintained by the Registrar, at least 15 days prior to the date the increased Conversion Rate takes effect, a notice of the increase stating the increased Conversion Rate and the period during which it will be in effect.

            (k) In any case in which this Section 12.3 shall require that any adjustment be made effective as of or retroactively immediately following a Record Date, the Company may elect to defer (but only for five Trading Days following the filing of the statement referred to in Section 12.5) issuing to the Holder of any Securities converted after such Record Date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Rate prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

            (l) All calculations under this Section 12.3 shall be made to the nearest cent or one-hundredth of a share, with one-half cent and 0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 12.3, the Company shall not be required to make any adjustment of the Conversion Rate unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together


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
with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this
Section 12.3 shall be made successively whenever an event requiring such an adjustment occurs.

            (m) In the event that at any time, as a result of an adjustment made pursuant to this Section 12.3, the Holder of any Securities thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Common Stock into which the Securities originally were convertible, the Conversion Rate of such other shares so receivable upon conversion of any such Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (k) of this Section 12.3, and the provision of Sections 12.1, 12.2 and
12.4 through 12.9 with respect to the Common Stock shall apply on like or similar terms to any such other shares and the good faith determination of the Board of Directors as to any such adjustment shall be conclusive.

            (n) No adjustment shall be made pursuant to this Section 12.3, (i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock, or (ii) if the Holders of the Securities may participate in the transaction that would otherwise give rise to an adjustment pursuant to this Section 2.3.

      SECTION 12.4 CONSOLIDATION OR MERGER OF THE COMPANY.

      If any of the following events occurs, namely:

            (a) any reclassification or change of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

            (b) any merger, consolidation, binding statutory share exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

            (c) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

then the Company or the successor or purchasing person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture, if such supplemental indenture is then required to so comply) providing that such Securities shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common


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
Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided, that if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 12.4, the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
XII. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

      The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the register of the Securities maintained by the Registrar, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

      The above provisions of this Section 12.4 shall similarly apply to successive reclassifications, changes, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

      If this Section 12.4 applies to any event or occurrence, Section 12.3 shall not apply.

      SECTION 12.5 NOTICE OF ADJUSTMENT.

      Whenever an adjustment in the Conversion Rate with respect to the Securities is required:

            (a) the Company shall forthwith place on file with the Trustee and any Conversion Agent for the Securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Rate determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment; and

            (b) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, to each Holder in the


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
manner provided in Section 12.6 hereof. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

      SECTION 12.6 NOTICE IN CERTAIN EVENTS.

      In case:

            (a) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Exchange Act or any successor rule or regulation) of all or substantially all of the property and assets of the Company; or

            (b) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (c) of any action triggering an adjustment of the Conversion Rate referred to in clauses (y) or (z) below;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent, and shall cause to be given, to the Holders of the Securities in the manner provided in Section 16.2 hereof, at least 15 days prior to the applicable date hereinafter specified, a notice stating:

                  (y) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants or other securities triggering an adjustment to the Conversion Rate pursuant to this Article XII, or, if a record is not to be taken, the date as of which the holders of record of Common Stock entitled to such distribution, rights or warrants or other securities are to be determined, or

                  (z) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Rate pursuant to this Article XII is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger sale, conveyance, dissolution, liquidation or winding up.

      Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clauses (a), (b) or (c) of this Section 12.6.

      SECTION 12.7 COMPANY TO RESERVE STOCK: REGISTRATION; LISTING.

            (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Securities then outstanding into such Common Stock at any time (assuming that, at the time of the computation of such number of shares or securities, all such Securities would be held by a single Holder). The


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
Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and free from all liens and charges and, except as provided in Section 12.8, taxes with respect to the issue thereof.

            (b) If any shares of Common Stock which would be issuable upon conversion of Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will use its commercially reasonable efforts to cause such shares or securities to be duly registered or approved, as the case may be. The Company further covenants that so long as the Common Stock shall be listed on the NYSE, the Company will use its commercially reasonable efforts, if permitted by the rules of the NYSE, to list and keep listed all Common Stock issuable upon conversion of the Securities, and the Company will use its commercially reasonable efforts to list the shares of Common Stock required to be delivered upon conversion of the Securities prior to such delivery upon any other national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

      SECTION 12.8 TAXES ON CONVERSION.

      The issue of stock certificates on conversion of Securities shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer taxes in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

      The Company agrees, and each Holder is deemed to agree, that delivery to such Holder of the full number of shares of Common Stock into which each Security is convertible, together with any cash payment of such Holder's fractional shares or otherwise in accordance with Section 12.13, will be treated as a contingent payment (in an amount equal to the sum of the then Fair Market Value of such Common Stock and such cash payment, if any) on the Securities for purposes of applicable regulations governing contingent payment debt obligations.

      SECTION 12.9 CONVERSION AFTER RECORD DATE.

      Except as provided below, a converting Holder of Securities shall not be entitled to receive any accrued and unpaid interest (including Contingent Interest, if any)on any such Securities being converted. By delivery to the Holder of the number of shares of Common Stock or other consideration issuable upon conversion in accordance with this Article XII, any accrued and unpaid interest (including Contingent Interest, if any) on such Securities will be deemed to have been paid in full. If any Securities are surrendered for conversion subsequent to the Record Date preceding an Interest Payment Date but prior to such Interest Payment Date, the Holder of such Securities at the close of business on such Record Date shall receive the interest payable on such Security on


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
such Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any Record Date preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities which have been called for redemption on a Redemption Date within such period) be accompanied by payment from converting Holders, for the account of the Company, in New York Clearing House funds, or other funds of an amount equal to the interest payable on such Interest Payment Date on the Securities being surrendered for conversion.

      Except as provided in this Section 12.9, no adjustments in respect of payments of interest, including Contingent Interest, if any, on Securities surrendered for conversion or any dividends or distributions or interest on the Common Stock issued upon conversion shall be made upon the conversion of any Securities.

      SECTION 12.10 COMPANY DETERMINATION FINAL.

      Any determination that the Company or the Board of Directors must make pursuant to this Article XII shall be conclusive if made in good faith and in accordance with the provisions of this Article, absent manifest error, and set forth in a Board Resolution.

      SECTION 12.11 RESPONSIBILITY OF TRUSTEE FOR CONVERSION PROVISIONS.

      The Trustee has no duty to determine when an adjustment, calculation or other action under this Article XII should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for any failure of the Company to comply with this Article XII. Each Conversion Agent other than the Company shall have the same protection under this Section 12.11 as the Trustee.

      The rights, privileges, protections, immunities and benefits given to the Trustee under the Indenture including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent or Conversion Agent acting hereunder.

      SECTION 12.12 UNCONDITIONAL RIGHT OF HOLDERS TO CONVERT.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to convert its Security in accordance with this Article XII and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

      SECTION 12.13 CASH CONVERSION OPTION.

            (a) If a Holder elects to convert all or any portion of a Security into shares of Common Stock as set forth in Section 12.1, the Company may choose to satisfy all or any portion of its conversion obligation (the "CONVERSION OBLIGATION") in cash. Upon such election, the Company will notify such Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two Business Days following receipt of written notice of


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
conversion as specified in Section 12.2 (such period, the "CASH SETTLEMENT NOTICE PERIOD"). If the Company elects to pay cash for any portion of the shares otherwise issuable to the Holder, the Holder may retract the conversion notice at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period (a "CONVERSION RETRACTION PERIOD"); no such retraction may be made (and a conversion notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of shares (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash and/or shares) will occur on the Business Day following the final Trading Day of the 20 Trading Day period beginning on the first Trading Day after the final day of the Conversion Retraction Period (subject to paragraph (b) of this section, the "CASH SETTLEMENT AVERAGING PERIOD"). Settlement amounts will be computed as follows:

                  (i) if the Company elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Company will deliver to such Holder a number of shares equal to (x) the aggregate original principal amount at maturity of the Securities to be converted divided by 1,000, multiplied by (y) the Conversion Rate;

                  (ii) if the Company elects to satisfy the entire Conversion Obligation in cash, the Company will deliver to such Holder cash in an amount equal to the product of:

            (1) a number equal to (y) the quotient of (A) the aggregate original principal amount at maturity of Securities to be converted and (B) 1,000, multiplied by (z) the Conversion Rate, and

            (2) the average Sale Price of the Common Stock during the Cash Settlement Averaging Period; and

                  (iii) if the Company elects to satisfy a fixed portion (other than 100%) of the Conversion Obligation in cash, the Company will deliver to such Holder such cash amount ("CASH AMOUNT") and a number of shares of Common Stock equal to the greater of (y) zero (-0-) or (z) the excess, if any, of the number of shares Common Stock calculated as set forth in clause (i) above based on the aggregate principal amount at maturity of the Securities to be converted less the number of shares of Common Stock equal to the sum, for each day of the Cash Settlement Averaging Period, of (1) the pro rated portion of the Cash Amount for such day (e.g. 1/20 based on 20 Trading Days in the period) divided by (2) the Sale Price of the Common Stock on such day; provided that cash will be paid for fractional shares at the average Sale Price of the Common Stock during the Cash Settlement Averaging Period.

      Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Purchase Notice or Change of Control Purchase Notice exercising such Holder's option to require the Company to repurchase such Security may be converted as described in this Section 12.13(a) only if such notice of exercise is withdrawn in accordance with Section 4.3 or 5.3 hereof, as applicable.

            (b) If a Holder elects to convert all or any portion of a Security into shares of Common Stock after the Company has exercised its right to redeem all or any portion of the Securities pursuant to Section 5 of the Securities or within 20 days of the Stated Maturity (if the Securities are then otherwise convertible), the Company may choose to satisfy all or any portion of


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
the Conversion Obligation in cash provided the Company notifies such Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is 2 days prior to Stated Maturity or Redemption Date. Settlement amounts will be computed in the same manner as set forth in (a) above except that the "CASH SETTLEMENT AVERAGING PERIOD" shall be the 20 Trading Day period beginning on the first Trading Day after the Stated Maturity or Redemption Date, as the case may be. Settlement (in cash and/or shares) will occur on the Business Day following the final day of such Cash Settlement Averaging Period.

                                  ARTICLE XIII
                               PAYMENT OF INTEREST

      SECTION 13.1 INTEREST PAYMENTS.

      The Company shall pay interest on the outstanding principal amount of the Securities semiannually in arrears at the interest rate specified herein, on December 30 and June 30 in each year (each, an "INTEREST PAYMENT DATE"), commencing on December 30, 2003. The Securities shall bear interest from July 7, 2003, or from the most recent Interest Payment Date to which interest has been paid, until the principal hereof is paid in immediately available funds or made available for payment in immediately available funds at June 30, 2023 or upon acceleration, or until such date on which the Securities are converted, redeemed or repurchased as provided herein, at the rate of 3.90% per annum. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid in immediately available funds to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which will be December 15 and June 15 (whether or not a Business Day), as the case may be, next preceding the corresponding Interest Payment Date (a "REGULAR RECORD DATE"), at the office or agency of the Company maintained for such purpose. If the principal amount hereof or any portion of such principal amount or any interest, including Contingent Interest, if any, and Additional Amounts, if any, on any Security is not paid when due, then in each case such overdue amount shall, to the extent permitted or by law, bear interest at the rate of 3.90% per annum, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made in immediately available funds or duly provided for in immediately available funds, and such interest shall be payable in immediately available funds on demand. Each installment of semiannual interest, Contingent Interest or Additional Amount on any Security shall be paid in immediately available funds by transfer to an account maintained by the payee located inside the United States, if the Trustee shall have received proper wire transfer instructions from such payee not later than the related Regular Record Date or accrual date, as the case may be, or, if no such instructions have been received, by check mailed to the payee at its address set forth on the Registrar's books. In the case of a Global Security, semiannual interest, Contingent Interest or Additional Amount payable on any applicable payment date will be paid to the Depositary with respect to such Global Security held for its account, for the purpose of permitting Depositary to credit the interest received by it in respect of such Global Security to the accounts of the beneficial owners thereof.

      SECTION 13.2 DEFAULTED INTEREST. Except as otherwise specified with respect to the Securities, any semiannual interest, Contingent Interest or Additional Amount on any Security that is payable, but is not punctually paid or duly provided for, within 30 days following any applicable payment date (herein called "Defaulted Interest," which term shall include any accrued and unpaid


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
interest that has accrued on such defaulted amount in accordance with paragraph 1 of the Securities), shall be paid by the Company, at its election in each case
(x) to the Holder as of Special Record Date, as determined in accordance with clause (a) below, or (y) in the manner set forth in clause (b) below:

            (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to beheld in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date (the "SPECIAL RECORD DATE") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears on the list of Securityholders maintained pursuant to
Section 2.5 hereof not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b) of this Section 13.2.

            (b) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      SECTION 13.3 INTEREST RIGHTS PRESERVED.

      Subject to the foregoing provisions of this Article XIII and Section 2.6 hereof, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to semiannual interest, Contingent Interest and Additional Amount accrued and unpaid, and to accrue, which were carried by such other Security.

                                  ARTICLE XIV
                               CONTINGENT INTEREST

      SECTION 14.1 CONTINGENT INTEREST.

      The Company shall make payments of contingent interest ("Contingent Interest") to the Holders of Securities, as set forth in Section 14.2 below, during any six month period from June 30 and December 29 and from December 30 to June 29, beginning with the six-month period commencing on June 30, 2008 (each a "CONTINGENT INTEREST PERIOD") if, but only if, the average Market Price for the Five Trading Day Period immediately preceding the first day of the applicable Contingent Interest Period equals 120% or more of the principal amount of such Security. During any Contingent Interest Period when Contingent Interest is payable pursuant to this section, each Contingent Interest payment due and payable on each $1,000 principal amount of the Securities shall be calculated for the applicable Contingent Interest Period, and in each instance shall equal 0.1875% of the average Market Price of a Security for the Five Trading Day Period. Contingent Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

      SECTION 14.2 PAYMENT OF CONTINGENT INTEREST; CONTINGENT INTEREST RIGHTS RESERVED.

      If payable, Contingent Interest on a Security shall be paid to the Person who is the Holder of that Security on the Regular Record Date as provided in
Section 13.1 hereof.

      Upon determination that Holders of Securities will be entitled to receive Contingent Interest during a Contingent Interest Period, on or prior to the start of such Contingent Interest Period, the Company shall deliver an Officer's Certificate to the Trustee setting forth the amount of such Contingent Interest per $1,000 principal amount of the Securities and shall issue a press release through a public medium as is customary for such a press release.

      The Company may unilaterally increase the amount of Contingent Interest it is required to pay or pay interest or other amounts it is not obligated to pay but will have no obligation to do so.

      SECTION 14.3 BID SOLICITATION AGENT.

      The Bid Solicitation Agent shall solicit bids from securities dealers which the Company indicates that it believes are willing to bid for the Securities which may include securities dealers recommended by the Company. The Company initially appoints the Trustee to act as the Bid Solicitation Agent. The Company may change the Bid Solicitation Agent at its discretion; provided, however, that the Bid Solicitation Agent may not be an Affiliate of the Company.

                                   ARTICLE XV
                                  TAX TREATMENT

      SECTION 15.1 TAX TREATMENT.

            (a) The parties hereto hereby agree, and each Holder and any beneficial holder of a Security by its purchase of a Security hereby agrees (in the absence of administrative pronouncement or judicial ruling to the contrary):

                  (i) to treat the Securities as indebtedness of the Company for all United States federal income tax purposes;

                  (ii) to treat the Securities as debt instruments that are subject to Treasury Regulation section 1.1275-4(b) (or any successor regulation); and

                  (iii) to treat the delivery of Common Stock or cash (including cash delivered in lieu of a fractional share) to a Holder of a Security upon conversion of such Security, or upon a purchase of such Security by the Company at the option of the Holder of a Security where the Company makes a payment in cash (including cash paid in lieu of a fractional share) or elects to pay in Common Stock, as a contingent payment (in an amount equal to the sum of the Fair Market Value of such Common Stock and any cash received) under Treasury Regulation section 1.1275-4(b) (or any successor regulation).

      SECTION 15.2 COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE.

            (a) Solely for purposes of applying Treasury Regulation section 1.1275-4(b) (or any successor regulation) to the Securities:

                  (i) for United States federal income tax purposes, the Company shall accrue interest with respect to outstanding Securities as original issue discount according to the "noncontingent bond method," as set forth in Treasury Regulation section 1.1275-4(b) (or any successor regulation) using a comparable yield of 8.75%, compounded semiannually. The Company shall provide to the Holder of a Security the amount of original issue discount, the comparable yield issue date, yield to maturity and projected payment schedule upon a telephonic or written request to the Company at 100 Brookwood Place, Birmingham, Alabama 35209, Attention: Corporate Communications and Investor Relations Department,
Telephone: (205) 877-4400.

                  (ii) the Company shall file with the Trustee promptly at the end of each calendar year (A) a written notice specifying the amount of original issue discount for United States federal income tax purposes accrued on outstanding Securities as of the end of such year, and (B) such other specific information relating to such original issue discount that the Company determines to be relevant under the Internal Revenue Code of 1986, as amended from time to time, including the amount of any adjustment made under the noncontingent bond method to account for the amount of any difference between the amount of an actual payment and the amount of a projected payment; and

                  (iii) the Company acknowledges and agrees, and each Holder and any beneficial holder of a Security, by its purchase of a Security shall be deemed to acknowledge and agree, that (A) the comparable yield and the projected payment schedule are determined on the basis of an assumption of linear growth of stock price, (B) the comparable yield and the projected payment schedule are not determined for any purpose other than for the purpose of applying Treasury Regulation section 1.1275-4(b)(4) (or any successor regulation) to the Security,
(C) the comparable yield and the projected payment schedule do not constitute a projection or representation regarding the actual amounts payable on the Securities, (D) the Company's application of Treasury Regulation section 1.1275-4(b) (or any successor regulation) shall be binding on each Holder and any beneficial holder of a Security, including the

Company's determination of the comparable yield and the projected payment schedule, and (E) the possibility that the Additional Amounts will have to be paid is a "remote" or "incidental" contingency within the meaning of Treasury Regulation Section 1.1275-2(h).

                                  ARTICLE XVI
                                  MISCELLANEOUS

      SECTION 16.1 TRUST INDENTURE ACT CONTROLS.

      If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by TIA Section 318(c), such section of the TIA shall control. If any provision of this Indenture expressly modifies or excludes any provision of the TIA that may be so modified or excluded, the Indenture provision so modifying or excluding such provision of the TIA shall be deemed to apply.

      SECTION 16.2 NOTICES.

      Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

      if to the Company:

      PROASSURANCE CORPORATION
      100 Brookwood Place
      Birmingham, Alabama 35209
      Attn:  Chief Financial Officer
      Facsimile No (205) 877-4405

      if to the Trustee:

      SouthTrust Bank
      Corporate Trust Department
      110 Office Park Drive, 2nd Floor
      Mail Code: A-001-OB-0201
      Birmingham, Alabama 35223
      Facsimile No.  (205) 254-4180
      Attention:  Woodie E. Alston, Vice President and Trust Officer

      The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

      Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

      Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

      If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

      SECTION 16.3 COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

      Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

      SECTION 16.4 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

      Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee, if the Trustee so requests:

            (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

      SECTION 16.5 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

      Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

            (a) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

            (c) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement that, in the opinion of such person, such covenant or condition has been complied with.

      SECTION 16.6 SEPARABILITY CLAUSE.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 16.7 RULES BY TRUSTEE, PAYING AGENT, CONVERSION AGENT AND
REGISTRAR.

      The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

      SECTION 16.8 LEGAL HOLIDAYS.

      If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest, if any, shall accrue for the intervening period.

      SECTION 16.9 GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF
PROCESS.

      This indenture shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its principles of conflicts of law which would result in the application of the laws of any other jurisdiction.

      The Company submits to the nonexclusive jurisdiction of the courts of the State of Alabama and the courts of the United States of America, in each case located in Birmingham, Alabama over any suit, action or proceeding arising under or in connection with this Indenture or the transactions contemplated hereby or the Securities. The Company waives any objection that it may have to the venue of any suit, action or proceeding arising under or in connection with this Indenture or the transactions contemplated hereby or the Securities in the courts of the State of Alabama or the courts of the United States of America, in each case located in Birmingham, Alabama, or that such suit, action or proceeding brought in the courts of the State of Alabama or the courts of the United States of America, in each case located in Birmingham, Alabama, was brought in an inconvenient court and agrees not to plead or claim the same.

      SECTION 16.10 NO RECOURSE AGAINST OTHERS.

      No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

      SECTION 16.11 SUCCESSORS.

      All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

      SECTION 16.12 MULTIPLE ORIGINALS.

      The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

      SECTION 16.13 BENEFITS OF INDENTURE.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any person, other than the parties hereto and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture or the Debentures.

      IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                 PROASSURANCE CORPORATION,

                                 As Issuer



                                 By:  /s/ Victor T. Adamo
                                     -------------------------------------------
                                 Name:  Victor T. Adamo
                                 Title: President and Chief Operating Officer



                                 SOUTHTRUST BANK,

                                 As Trustee



                                 By:  /s/ Woodie E. Alston
                                     -------------------------------------------
                                 Name:  Woodie E. Alston
                                 Title: Vice President and Trust Officer

                                                                       EXHIBIT A

                           [FORM OF FACE OF SECURITY]

      THIS DEBENTURE HAS BEEN ISSUED WITH AN INDETERMINATE AMOUNT OF ORIGINAL ISSUE DISCOUNT , FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE IS [____], 2003. PURSUANT TO
SECTION 15.1 OF THE INDENTURE, PROASSURANCE CORPORATION AGREES, AND BY ACCEPTANCE OF A BENEFICIAL OWNERSHIP INTEREST IN THE SECURITY, EACH BENEFICIAL HOLDER OF THE SECURITIES WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, (i) TO TREAT THE SECURITIES AS INDEBTEDNESS THAT IS SUBJECT TO SECTION 1.1275-4(b) OF THE UNITED STATES TREASURY REGULATIONS (THE "CONTINGENT PAYMENT REGULATIONS") AND, FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, TO TREAT THE FAIR MARKET VALUE OF ANY STOCK BENEFICIALLY RECEIVED BY A BENEFICIAL HOLDER UPON ANY CONVERSION OF THE DEBENTURES AS A CONTINGENT PAYMENT, AND (ii) TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THE DEBENTURES. THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" IS 8.75% PER ANNUM, COMPOUNDED SEMIANNUALLY. YOU MAY OBTAIN THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE FOR THE SECURITY BY TELEPHONING PROASSURANCE CORPORATION AT 1-800-282-6242 OR SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO PROASSURANCE CORPORATION, 100 BROOKWOOD PLACE, BIRMINGHAM, ALABAMA 35209, ATTENTION: CHIEF FINANCIAL OFFICER.

      [TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
ARTICLE II OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS SECURITY IS A GLOBAL SECURITY WITHIN THE

MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.](1)

      [THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

      (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933, OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR");

      (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), (D) TO ANY INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE) AND THAT PRIOR TO SUCH TRANSFER, FURNISHES TO SOUTHTRUST BANK, AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), CERTIFICATIONS AND OPINIONS OF COUNSEL REQUIRED BY THE COMPANY OR TRUSTEE (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER;

----------

      (1)   This legend should be included only if the Security is a Global
            Security

      (3) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES IN CANADA TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT EXCEPT IN ACCORDANCE WITH APPLICABLE CANADIAN SECURITIES LAWS; AND

      (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR 2(E) ABOVE), A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.](2)

      [THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.](2)

      The foregoing legend, except the tax legend in the first paragraph, may be removed from this Security on satisfaction of the conditions specified in the Indenture.

----------

      (2) This legend should be included only if the Security is a Transfer Restricted Security.

                            PROASSURANCE CORPORATION

                  3.90% CONVERTIBLE SENIOR DEBENTURES DUE 2023

                                CUSIP No.:_______

                              Debenture No.:_______

      PROASSURANCE CORPORATION, a Delaware corporation (the "Company", which term shall include any successor corporation under the Indenture referred to on the reverse hereof), promises to pay to ___________________________________ , or registered assigns, the principal amount of ________________________ Dollars ($____________), [or such greater or lesser amount as is indicated in the records of the Trustee and the Depositary],(3) on June 30, 2023, and to pay interest thereon from July 7, 2003, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on December 30 and June 30 in each year (each, an "Interest Payment Date"), commencing on December 30, 2003, at the rate of 3.90% per annum, until the principal hereof is paid or made available for payment at June 30, 2023 or upon acceleration, or until such date on which the Securities are converted, redeemed or repurchased as provided herein, and at the rate of 3.90% per annum on any overdue principal and on any overdue installment of interest, Contingent Interest and Additional Amounts, if any. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as hereinafter defined), be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which will be December 15 and June 15 (whether or not a Business Day), as the case may be, next preceding the corresponding Interest Payment Date (a "Regular Record Date"). Any such interest, Contingent Interest and Additional Amounts, if any, not so punctually paid or duly provided for within 30 days following any applicable payment date will forthwith cease to be payable to the Holder on such Regular Record Date and may be paid (a) to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (a "Special Record Date"), notice whereof will be given to Holders not less than 10 calendar days prior to such Special Record Date, or (b) at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

      Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

----------

      (3) This phrase should be included only if the Security is a Global Security.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  ________________, ____

                                   PROASSURANCE CORPORATION

                                   _____________________________________
                                   By:
                                   Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities referred to in the within-mentioned
Indenture.

      Dated: ________, ____

                                    SOUTHTRUST BANK

                                    as Trustee

                                    By:_________________________________________
                                                   Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

                  3.90% Convertible Senior Debentures due 2023

      This Security is one of a duly authorized issue of 3.90% Convertible Senior Debentures due 2023 (the "Securities") of PROASSURANCE CORPORATION, a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "Company"), issued under an Indenture, dated as of July 7, 2003 (the "Indenture"), between the Company and SouthTrust Bank, as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture unless otherwise indicated.

1.    Interest.

      The Company promises to pay interest on the principal amount of the Securities at the interest rate specified herein, plus Contingent Interest, if any, and Additional Amounts, if any, semi-annually in arrears on December 30 and June 30 of each year (each, an "Interest Payment Date"), commencing December 30, 2003.

      The Securities shall bear interest from July 7, 2003, or from the most recent Interest Payment Date to which interest has been paid until the principal amount thereof is paid or made available for payment at June 30, 2023, or upon acceleration, or until such date on which the Securities are converted, redeemed or purchased as provided herein at a rate of 3.90% per annum.

      Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which Interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

      In addition, the Company shall pay contingent interest ("Contingent Interest") to the Holders during any six-month period (a "Contingent Interest Period") from June 30 to December 29 and from December 30 to June 29, commencing June 30, 2008, if the average Market Price of a Security for the Five Trading Day Period with respect to such Contingent Interest Period equals $1,200 (120% of the principal amount of a Security) or more.

      Upon a determination by the Company that Holders will be entitled to receive Contingent Interest which will become payable during a Contingent Interest Period, on or prior to the first day of such Contingent Interest Period, the Company shall provide an Officer's Certificate to the Trustee setting forth the amount of such Contingent Interest per $1,000 principal amount of Securities and shall issue a press release through a public medium as is customary for such a press release.

      The amount of Contingent Interest payable per $1,000 principal amount of Securities in respect of any Contingent Interest Period shall equal 0.1875% of the average Market Price of a Security for the Five Trading Day Period. Contingent Interest, if any, will accrue and be payable to Holders in the same manner as regular cash interest as provided herein and the Indenture.

      If this Security is redeemed pursuant to Section 5 of this Security or the Holder elects to require the Company to repurchase this Security pursuant to
Section 6 of this Security, on a date that is after the Regular Record Date and prior to the corresponding Interest Payment Date, interest (including Contingent Interest, if any) and Additional Amounts, if any, accrued and unpaid hereon to, but not including, the applicable Redemption Date, Repurchase Date or Change of Control Repurchase Date will be paid to the same Holder to whom the Company pays the principal of such Security regardless of whether such Holder was the registered Holder on the Regular Record Date immediately preceding the applicable Redemption Date, Repurchase Date or Change of Control Repurchase Date.

      Interest, Contingent Interest and Additional Amounts, if any, on Securities converted after the close of business on a Regular Record Date but prior to the opening of business on the corresponding Interest Payment Date will be paid to the Holder of the Securities on the Regular Record Date but, upon conversion, the Holder must pay the Company the interest and Additional Amounts, if any, which has accrued and will be paid on such Interest Payment Date. No such payment need be made with respect to Securities which will be converted after a Regular Record Date and prior to the corresponding Interest Payment Date after being called for redemption by the Company.

      If the principal amount hereof or any portion of such principal amount or any interest, including Contingent Interest, if any, and Additional Amounts, if any, on any Security is not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate of 3.90%, compounded semi-annually, which interest shall accrue from the date such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

      Any reference herein to interest accrued or payable as of any date shall include any Additional Amounts accrued or payable on such date as provided in the Registration Rights Agreement.

2.    Method of Payment.

      Payment of the principal of and interest, Contingent Interest and Additional Amounts, if any, on the Securities shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or in Applicable Stock, as the case may be, as permitted in the Indenture. The Holder must surrender the Securities to the Paying Agent to collect payment of principal. Payment of interest, Contingent Interest and Additional Amounts, if any, on Certificated Securities will be made by check mailed to the address of the Person entitled thereto as such address appears in the Register. Notwithstanding the foregoing, so long as the Securities are registered in the name of a Depositary or its nominee, all payments with respect to the Securities shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

3.    Paying Agent, Registrar, Conversion Agent and Bid Solicitation Agent.

      Initially, the Trustee will act as Paying Agent, Registrar, Conversion Agent and Bid Solicitation Agent. The Company may appoint and change any Paying Agent, Registrar, Conversion Agent or Bid Solicitation Agent without notice, other than notice to the Trustee; provided that the Company will maintain at least one Paying Agent in Birmingham, Alabama, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Registrar or Conversion Agent. None of the Company or any Subsidiary or any Affiliate of any of them may act as Bid Solicitation Agent.

4.    Indenture.

      The Securities are general unsecured obligations of the Company limited to up to $135,000,000 aggregate principal amount. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

5.    Redemption at the Option of the Company.

      No sinking fund is provided for the Securities. The Company may, at its option, redeem the Securities for cash at any time as a whole, or from time to time in part, on or after July 7, 2008, at a redemption price equal to the principal amount of the Securities redeemed, plus any accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, on those Securities to, but not including, the Redemption Date (the "Redemption Price").

      Notice of redemption pursuant to this Section of this Security will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If cash sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to 10:00 a.m., Birmingham, Alabama time, on the Redemption Date, then on such Redemption Date interest and Additional Amounts, if any cease to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in integral multiples of $1,000 of principal amount.

6. Repurchase By the Company at the Option of the Holder or Upon a Change of Control.

      Subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase, at the option of the Holder, all or any portion of the Securities held by such Holder on June 30, 2008, June 30, 2013 and June 30, 2018 in integral multiples of $1,000 at the Repurchase Price. To exercise such right, a Holder shall deliver to the Paying Agent a Repurchase Notice containing the information set forth in the Indenture, at any time from 9:00 a.m., Birmingham, Alabama time, on the date that is 20 Business Days immediately preceding such Repurchase Date until 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding such Repurchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

      The Repurchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of shares of Common Stock, or in any combination thereof, subject to the terms and conditions of the Indenture. After June 30, 2008, the Company may amend the Indenture to prohibit the payment of the Repurchase Price in shares of Common Stock.

      Subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase, at the option of the Holder, all or any portion of the Securities held by such Holder upon a Change of Control of the Company in integral multiples of $1,000 at the Change of Control Repurchase Price. To exercise such right, a Holder shall deliver to the Paying Agent a Change of Control Repurchase Notice containing the information set forth in the Indenture, at any time prior to 5:00 p.m., Birmingham, Alabama time, on the Business Day immediately preceding the Change of Control Repurchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

      The Change of Control Repurchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Applicable Stock, or in any combination thereof, subject to the terms and conditions of the Indenture. After June 30, 2008, the Company may amend the Indenture to prohibit the payment of the Change of Control Repurchase Price in shares of Applicable Stock.

      Holders have the right to withdraw any Repurchase Notice or Change of Control Repurchase Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

      If cash and/or Applicable Stock, if permitted under the Indenture, is sufficient to pay the Repurchase Price or Change of Control Repurchase Price, as the case may be, of all Securities or portions thereof to be repurchased with respect to a Repurchase Date or Change of Control Repurchase Date, as the case may be, is deposited with the Paying Agent, at 10:00 a.m., Birmingham, Alabama time, on the Business Day immediately following the Repurchase Date or Change of Control Repurchase Date, as the case may be then, immediately after the Repurchase Date or Change of Control Repurchase Date, as applicable, such Securities will cease to be outstanding and interest, Contingent Interest and Additional Amounts, if any, on such Securities will cease to accrue and the Holder thereof shall have no other rights as such other than the right to receive the Repurchase Price or Change of Control Repurchase Price upon surrender of such Security.

7.    Conversion.

      Subject to and in compliance with the provisions of the Indenture (including, without limitation, the conditions to conversion of this Security set forth in Section 12.1 thereof), a Holder is entitled, at such Holder's option, to convert the Holder's Security (or any portion of the principal amount thereof that is $1,000 or an integral multiple $1,000), into, subject to Section
12.13 thereof, fully paid and nonassessable of shares of Common Stock at the Conversion Rate in effect on the date of conversion.

      The Company will notify Holders of any event triggering the right to convert the Securities as specified above in accordance with the Indenture.

      A Security in respect of which a Holder has delivered a Repurchase Notice or Change of Control Repurchase Notice, as the case may be, exercising the right of such Holder to require the Company to repurchase such Security may be converted only if such Repurchase Notice or Change of Control Repurchase Notice is withdrawn in accordance with the terms of the Indenture.

      The initial Conversion Rate is 23.9037, subject to adjustment in certain events described in the Indenture.

      To surrender a Security for conversion, a Holder must, in the case of Global Securities, comply with the Applicable Procedures of the Depositary in effect at that time, and in the case of Certificated Securities, (1) surrender the Security duly endorsed or in blank at the office of the Conversion Agent,
(2) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay all funds required, if any, relating to interest (including Contingent Interest, if any) or Additional Amounts, if any, and any transfer or similar taxes or duties, if required pursuant to this Security or the Indenture.

      No fractional share of Common Stock shall be issued upon conversion of any Security. The Company shall pay a cash adjustment in lieu thereof as provided in the Indenture.

      No payment or adjustment will be made for accrued and unpaid interest (including Contingent Interest, if any) and Additional Amounts, if any, or dividends on the shares of Common Stock, except as provided in the Indenture.

      On conversion of a Security, accrued interest, including original issue discount attributable to the period from the Issue Date through the Conversion Date and (except as provided above) accrued Contingent Interest, if any, with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being converted pursuant to the terms hereof.

      Upon conversion, the Company may choose to deliver, in lieu of shares of Common Stock, cash or a combination of cash and shares of Common Stock in accordance with the Indenture.

      If the Company (i) is a party to a consolidation, merger or binding share exchange (ii) reclassifies the shares of Common Stock or (iii) conveys, transfers or leases its properties and assets substantially as an entirety to any Person, the right to convert a Security into shares of shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

8.    Denominations; Transfer; Exchange.

      The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Repurchase Notice or Change of Control Repurchase Notice has been given and not withdrawn (except, in the case of a Security to be repurchased in part, the portion of the Security not to be repurchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

9.    Persons Deemed Owners.

      The registered Holder of this Security may be treated as the owner of this Security for all purposes.

10.   Unclaimed Money or Securities.

      The Trustee and the Paying Agent shall return to the Company upon written request any cash or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

11.   Amendment; Waiver.

      Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent or affirmative vote of the Holders of not less than a majority in aggregate principal amount of the outstanding Securities and (ii) certain Defaults may be waived with the written consent or affirmative vote of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding.

      Without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to (i) add to the covenants of the Company for the benefit of the Holders of Securities, (ii) surrender any right or power conferred upon the Company, (iii) provide for conversion rights of Holders of Securities if any reclassification or change of the shares of Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs; (iv) provide for conversion rights of Holders of Securities if any reclassification or change of the Company's shares of Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs, (v) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer, sale, lease or other disposition pursuant to Article VII of the Indenture, (vi) increase the Conversion Rate and reduce the Conversion Price; provided, however, that such increase in the Conversion Rate and reduction in the Conversion Price is in accordance with the terms of the Indenture or shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such reduction) in any material respect, (vii) comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, (viii) provide for a successor Trustee with respect to the Securities,
(ix) add any additional Events of Default with respect to all or any of the Securities, (x) secure the Securities, (xi) supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the discharge of the Securities, provided that such change or modification does not adversely affect the interests of the Holders of the Securities in any material respect, (xii) make any changes or modifications necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect,
(xiii) cure any ambiguity, correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under the Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Indenture; provided, however, that such action pursuant to this clause does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect, (xiv) add or modify any other provisions in the Indenture with respect to matters or questions arising thereunder which the Company and the Trustee may deem necessary or desirable and which would not reasonably be expected to adversely affect the interests of the Holders of Securities in any material respect; and (xv) after June 30, 2008, eliminate the right of the Company to pay the Repurchase Price in Common Stock or to pay the Change of Control Repurchase Price in Applicable Stock.

12.   Defaults and Remedies.

      If any Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization of the Company or its Significant Subsidiaries, the principal of all the Securities shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture.

13.   Trustee Dealings with the Company.

      Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

14.   Calculations in Respect of Securities.

      The Company or its agents will be responsible for making all calculations called for under the Securities including, but not limited to, determination of the Market Price and Sale

Price of the Applicable Stock, the number of shares of Applicable Stock and/or the amount of cash issuable or payable upon conversion, the amounts of interest and Additional Amounts, if any, on the Securities, and the calculation of any notice periods, deadlines, expirations and other temporal terms. Any calculations made in good faith and without manifest error will be final and binding on Holders of the Securities. The Company or its agents will be required to deliver to the Trustee a schedule of its calculations and the Trustee will be entitled to conclusively rely upon the accuracy of such calculations without independent verification.

15.   No Recourse Against Others.

      No recourse under or upon any obligation, covenant or agreement contained in the Indenture, or in this Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

16.   Authentication.

      This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

17.   Abbreviations.

      Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).

18.   INDENTURE TO CONTROL; GOVERNING LAW.

      IN THE CASE OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS SECURITY AND THE INDENTURE, THE PROVISIONS OF THE INDENTURE SHALL CONTROL. THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

      The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Requests may be made to:

      PROASSURANCE CORPORATION
      100 Brookwood Place
      Birmingham, Alabama 35209
      Attn:  Chief Financial Officer
      Facsimile No.  (205) 868-4053

19.   Registration Rights.(3)

      The Holders of the Securities are entitled to the benefits of a Registration Rights Agreement, dated as of July 7, 2003, between the Company and the Initial Purchasers named therein, including the receipt of Additional Amounts upon a registration default (as defined in such agreement).

----------

      (3) This section shall be deleted from any Securities that are not Transfer Restricted Security.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


--------------------------------------------------------------------------------
                   (Insert assignee's soc. sec. or tax ID no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint [ ] agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

                                       Your Signature:

Date:
     -------------------------         -----------------------------------------
                                       (Sign exactly as your name appears on the other side of this Security)



Signature Guaranteed



------------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

By:
   ---------------------------------------
             Authorized Signatory

                               CONVERSION NOTICE

To convert this Security into shares of Common Stock (or cash or a combination of shares of Common Stock and cash, if the Company so elects) of the Company, check the box:

To convert only part of this Security, state the principal amount to be converted (which must be $1,000 or an integral multiple of $1,000):

If you want the stock certificate made out in another person's name fill in the form below:


--------------------------------------------------------------------------------
                   (Insert assignee's soc. sec. or tax ID no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)



                                      Your Signature:

Date:
     ------------------------         ------------------------------------------
                                      (Sign exactly as your name appears on the other side of this Security)




Signature Guaranteed



------------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

By:
   ---------------------------------------
             Authorized Signatory

                             TRANSFER CERTIFICATE(2)

                Re: 3.90% Convertible Senior Debentures due 2023
         (the "Securities") of ProAssurance Corporation (the "Company")

      The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

      [ ]   book-entry or      [ ]   definitive form by     (the "Transferor")

      In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities as provided in Sections 2.6 and 2.12 of the Indenture dated July [ ], 2003 between the Company and SouthTrust Bank, as trustee (the "Indenture"), and the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (check applicable box) or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

      [ ] Such Security is being transferred to the Company or a Subsidiary; or

      [ ] Such Security is being transferred in compliance with Rule 144A under the Securities Act; or

      [ ] Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) ("Rule 144") under the Securities Act; or

      [ ] Such Security is being transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) pursuant to and in compliance with an exemption from the registration requirements under the Securities Act; or

      [ ] Such Security is being acquired for the Transferor's own account, without transfer.

      The Transferor acknowledges and agrees that, if the transferee will hold any such Securities in the form of beneficial interests in a global Security which is a "restricted security" within the meaning of Rule 144 under the Securities Act, then such transfer can only be made pursuant to Rule 144A under the Securities Act and such transferee must be a "qualified institutional buyer" (as defined in Rule 144A).


----------

      (2) This certificate should only be included if this Security is Transfer Restricted Security.

      DATE:____________________         ________________________________________
                                               Signature(s) of Transferor

(If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)

                                        Signature Guaranteed


                                        ________________________________________
                                        Participant in a Recognized Signature
                                        Guarantee Medallion Program

                                        By:_____________________________________
                                                  Authorized Signatory

             SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY

 Initial Principal Amount of Global Security: ____________________ ($_________)

Date      Amount of          Amount of          Principal           Notation by
          Increase in        Decrease in        Amount of           Registrar or
          Principal          Principal          Global Security     Security
          Amount of          Amount of          After Increase      Custodian
          Global Security    Global Security    or Decrease

                                                                       EXHIBIT B

                     [FORM OF CERTIFICATE TO BE DELIVERED BY
                     TRANSFEREE IN CONNECTION WITH TRANSFERS
                     TO INSTITUTIONAL ACCREDITED INVESTORS]

[Date]


SouthTrust Bank, as Trustee
Corporate Trust Department
111 Office Park Drive, 2nd Floor
Mail Code:  A-001-OB-0201
Birmingham, AL 35223

Attention:  Woodie E. Alston
            Vice President and Trust Officer

Mellon Investor Services LLC, as Transfer Agent
44 Wall Street
New York, New York _____
Attention:  Robert Kavanaugh

       Re:  ProAssurance Corporation

Ladies and Gentlemen:

      In connection with the undersigned's proposed purchase of $_____________ aggregate principal amount of 3.90% Convertible Senior Debentures due 2023 (the "Debentures") of ProAssurance Corporation (the "Company") or shares of Common Stock of the Company issued upon conversion of the Debentures, par value $0.01 per share (the "shares of Common Stock," and together with the Debentures, the "Securities"), the undersigned confirms, represents and warrants that:

      (1) The undersigned is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "Institutional Accredited Investor").

      (2) (A) Any purchase of the Securities by the undersigned will be for the undersigned's own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which the undersigned exercises sole investment discretion or (B) the undersigned is a "bank", within the meaning of
            Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which the undersigned exercises sold investment discretion.

      (3) The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of its investment in the Securities, and the undersigned and any accounts for which it is acting is each able to bear the economic risk of its or their investment.

      (4) The undersigned has been given an opportunity to ask questions and receive answers concerning the terms and conditions of the Securities and to obtain any additional information which the Company possesses or can acquire without reasonable effort or expense that is necessary to verify the accuracy of the information furnished.

      (5) The undersigned is not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any Securities, except as permitted below; provided that the disposition of the undersigned's property and the property of any accounts for which the undersigned is acting as fiduciary will remain at all times within the undersigned's control.

      (6) The undersigned understands that the Securities have not been registered under the Securities Act or any applicable state securities laws.

      (7) The undersigned agrees, on its own behalf and on behalf of each account for which the undersigned acquires any Securities, that if in the future the undersigned decides to resell or otherwise transfer such Securities within two years after the original issuance of the Notes, such Securities may be resold or otherwise transferred only:

            to the Company or any subsidiary thereof;

            with respect to Debentures only, to a person which is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A under the Securities Act;

            pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available);

            pursuant to an exemption from registration under the Securities Act to an Institutional Accredited Investor that prior to such transfer, furnishes to you (and the trustee or the transfer agent, as the case may be) a signed letter substantially in the form of this letter, a transfer certificate substantially in the form provided in the Indenture and an opinion of counsel; or

            pursuant to a registration statement which has been declared effective under the Securities Act and continues to be effective at the time of such transfer.

      The undersigned further agrees to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

      (8) The undersigned understands that, on any proposed resale of any Securities, the undersigned will be required to furnish to the Trustee or the Transfer Agent, as the case may be, and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. The undersigned further understands that the Securities purchased by the undersigned will be certificated securities and will bear a legend to the foregoing effect.

      Each of the Company, the Trustee or the Transfer Agent, as the case may be, and the initial purchasers of the Securities are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------
                                          Address:
                                                  ------------------------------

                                                                       EXHIBIT C

                         [FORM OF RESTRICTIVE LEGEND FOR
                      COMMON STOCK ISSUED UPON CONVERSION]

      THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

      (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR");

      (2) AGREES THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE SHARES OF COMMON STOCK EVIDENCED HEREBY WERE ISSUED, RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE) TO ANY INSTITUTIONAL ACCREDITED INVESTOR THAT PRIOR TO SUCH TRANSFER, FURNISHES TO COMPUTER SHARE INVESTOR SERVICES LLC, AS TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE), CERTIFICATIONS AND OPINION OF COUNSEL REQUIRED BY THE COMPANY OR TRANSFER AGENT OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

      (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(B) OR 2(D) ABOVE), A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.]


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